SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12.

                                   AETNA INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

Aetna Inc. has previously filed the attached materials pursuant to Rule 425 under the Securities Act of 1933 as follows:

July 20, 2000 (9 filings)
July 21, 2000 (3 filings)



                 * * * * * * * * * * * * * * * * * * * * * * * *

               Aetna Financial Services/Aetna International Sale
                              Questions & Answers

1.       What are the basic terms of the agreement?

         Sale Price             approximately $7.7 Billion
         Assumption of Debt     approximately $2.7 Billion
         Cash to shareholders   approximately $5 Billion ($7.7 - $2.7)
         Taxes                  Minimal for Aetna

2.       How is the transaction structured?

         Aetna will spin off the health business to shareholders, resulting in each Aetna shareholder receiving for each share of Aetna that they own one share in the health company, which will be renamed Aetna Inc. Simultaneously ING will acquire the parent company (now called Aetna Inc.) and its remaining legal entities (e.g., ALIAC and Aetna International), which house the remaining financial services and international businesses. In addition to receiving one share in the health company in exchange for each share held prior to the deal, shareholders will receive approximately $35 per share in cash from ING.

3.       How exactly does this happen?  Spin, sale, debt?

         All of the transactions within the sale will happen essentially simultaneously in approximately the following manner:

o        Aetna U.S. Healthcare is spun off to shareholders of Aetna Inc. stock;

o Simultaneously, the parent company (now called Aetna Inc.) merges with a subsidiary of ING;

o Shareholders receive one share in the health company in exchange for each share held prior to the deal and approximately $35 in cash from ING in exchange for each share of Aetna stock.

o        The new health company will be named Aetna Inc.

4.       What are the total proceeds from the sale?

         The cash to shareholders from ING is approximately $35 per share. Shareholders also will receive a share of the health company. The total value of the ING deal is approximately $7.7 billion, including ING's assumption of approximately $2.7 billion in debt.

5.       What is the value of the deal to shareholders?

         Net proceeds / # Shares: $5 B / 141.1 M = approximately $35 Plus the value of the new health company shares as determined by the market.

6.       What will happen with the cash proceeds?

         ING will pay all cash - approximately $5 billion -- directly to shareholders.

7. Will any of the proceeds be used for debt reduction or a share repurchase?

         No.  All cash will go directly to shareholders.

8.       How will the spinoff of the health business work?

         Each person who holds Aetna stock when the deal closes will receive one share in the health company in exchange for each share of Aetna Inc. held prior to the deal.

9.       What is the tax treatment?  What is the tax mechanism?

         The sale is expected to result in minimal tax for Aetna.

10.      What exactly do shareholders receive?

         For each Aetna Inc. share, shareholders will receive one share of stock in the new health company, as well as approximately $35 per share in cash from ING.

11.      What will a share in the new health company be worth?

         That will depend on what it will trade for in the market.

12. Will shareholders be taxed on the health company stock? On the cash distribution?

         This is a taxable redemption. Shareholders would compare the cash they receive plus the value of the new share on the transaction date to the cost they paid for each old share. The difference would result in the recognition of a taxable gain or loss, which may be long-term capital gains or losses depending on how long the shares have been owned by the shareholders.

13.      What happens to Aetna Inc. and Aetna Services debt?

         Aetna's long-term debt will be assumed by ING.

14.      What will happen to my existing shares of Aetna?

         As a result of the integrated redemption transaction, each share of Aetna Inc. will be redeemed for cash and a new share of the new health company.

15.      What regulatory approvals are required?

         The transaction is subject to customary state, federal and international approvals.

16.      Is a shareholder vote required?

         Yes (2/3 of outstanding shares is required to approve the merger of Aetna Inc. with ING's subsidiary).

17.      When do you expect the sale to close?

         Subject to regulatory approvals and a shareholder vote, Aetna is targeting to close the transaction by the end of 2000.

          ***********************************************************

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE
MAKING A DECISION CONCERNING THE MERGER.

This document does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, http://www.sec.gov, and Aetna's Web site, http://www.aetna.com. Updated information with respect to the security holdings of these individuals will be included in the final proxy statement to be filed with the SEC.

CAUTIONARY STATEMENT -- Certain information in this document concerning the transaction with ING is forward-looking, including statements regarding the amount of cash per share that Aetna's shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and Aetna's expectation as to the closing date of the ING transaction. Certain information in this document concerning Aetna's health business is also forward-looking, including the future business prospects for Aetna's health business and Aetna's expectations as to the future impact of certain actions and plans Aetna intends to implement in its health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time; the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.


                 * * * * * * * * * * * * * * * * * * * * * * * *

From:      The Office of Bill Donaldson
To:        Aetna Financial Services and Aetna International Employees
Subject:   Your New Future
Date:      July 20, 2000

As you know, Aetna announced today that we have agreed to sell our financial services and international operations to ING.

While I would have preferred to continue with our plan to create two separate, independent companies, I am very happy that your respective businesses will have the opportunity to thrive as part of the ING family of companies. You have done an outstanding job of building the reputation and position of your businesses, and should be proud that your accomplishments attracted ING's attention.

ING is a leading global integrated financial services provider, with outstanding positions in insurance, banking and asset management. In a fiercely competitive industry, you'll be working for an industry powerhouse that has made a significant commitment to continued growth.

I want you to know that ING also has committed to maintaining company operations in Hartford, and has stated its intention to draw upon the talented people in our financial services and international businesses. I am extremely pleased that Tom McInerney and John Kim will continue to play key roles in the ING organization.

ING is not just buying a book of business. They're buying our operations because they believe in you. They recognize your strength and your expertise. I believe they are lucky to have you.

The coming months will be marked by many changes. You will be leaving behind the common identity Aetna's businesses have shared for nearly a century and a half. However, you also are beginning a brand-new journey that hopefully will allow you to grow both professionally and personally.

You already have accomplished a monumental task -- making the Aetna name synonymous with quality, service and excellence the world over. I know that your new venture will be equally successful.

I thank you for all that you have done for Aetna. I wish you all the continued success you so rightly deserve.


--Bill

          ***********************************************************

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE
MAKING A DECISION CONCERNING THE MERGER.

This document does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, http://www.sec.gov, and Aetna's Web site, http://www.aetna.com. Updated information with respect to the security holdings of these individuals will be included in the final proxy statement to be filed with the SEC.

CAUTIONARY STATEMENT -- Certain information in this document concerning the transaction with ING is forward-looking, including statements regarding the amount of cash per share that Aetna's shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and Aetna's expectation as to the closing date of the ING transaction. Certain information in this document concerning Aetna's health business is also forward-looking, including the future business prospects for Aetna's health business and Aetna's expectations as to the future impact of certain actions and plans Aetna intends to implement in its health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time; the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.



                 * * * * * * * * * * * * * * * * * * * * * * * *

From:     The Office of Bill Donaldson
Sent:     Thursday, July 20, 2000 3:55 AM
To:       *Aetna USHC Employees.; *Corporate Center Employees
Subject:  Current Challenges, Future Prospects

This is a historic day for Aetna. Our announced sale of our financial services and international businesses to ING Group means Aetna will represent one business: the nation's largest health care benefits company, with 19.5 million health members, 14.8 million dental members and 11.5 million group insurance members. After this sale closes, Aetna U.S. Healthcare, Aetna Group Insurance, Large Case Pensions and Aetna Global Benefits will become the "new Aetna."

Going forward, your job and mine is to focus on one primary goal: becoming the premier health care company in terms of value delivered to shareholders, plan sponsors, members and other important constituencies.

I believe we can reach our potential by keeping in perspective who we are, what we do and by aggressively carrying out our plans to revamp our business model, while implementing a strategy that will allow us to be on the leading edge of health care in the future.

Our health company has considerable competitive strengths: broad geographic reach, strong market positions, a large membership base, comprehensive product offerings, extensive provider networks and information technology expertise. Most important, we have a dedicated corps of employees who are recognized experts in their fields.

While Tuesday's announcement regarding rising health costs indeed was a disappointment, I believe it also serves to underscore the importance of following through on the work we already have begun in our health business.

We are working diligently to improve our financial performance and to restore our relationships with physicians, hospitals and members. We are taking concrete steps to better leverage the strengths I mentioned above. We are remaking our business model to keep pace with the evolution of the marketplace to a more consumer-centric health system that offers more customization, flexibility and choice.

While you will be hearing more about our specific initiatives in the coming weeks, our plans include: -- Restructuring our product portfolio to provide greater balance in our range of offerings, including the introduction of new products for January 2001 that focus on meeting consumer desires for greater personalization, flexibility and choice, and which are priced accordingly; -- Improving relations with doctors and hospitals by eliminating unnecessary requirements and streamlining processes to eliminate hassles, while negotiating sensible contracts that meet the needs of all parties; -- Leveraging Aetna's vast health care information technology assets to meet constituents' demand and achieve efficiencies; -- Providing increased flexibility to regional management to address issues that arise locally, where care is delivered; -- Being selective about which markets to compete in for each of our products, with an eye toward achieving profitable businesses everywhere we compete; -- Realigning management and employee incentives to encourage cross-functional cooperation and solid business results; -- Restructuring sales and broker compensation to encourage account retention and new business development; and -- Strengthening management, starting with the selection of a new CEO with dynamic leadership abilities.

This is a tall order, I know. In fact, working at the "new Aetna" may be challenging for a while, but I can assure you that it also will be stimulating and rewarding for all of us.

With our continued best efforts, we can usher in a new era of greater growth and prosperity for the health business.

Thanks for your continued support.

--Bill

          ***********************************************************

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE
MAKING A DECISION CONCERNING THE MERGER.

This document does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, http://www.sec.gov, and Aetna's Web site, http://www.aetna.com. Updated information with respect to the security holdings of these individuals will be included in the final proxy statement to be filed with the SEC.

CAUTIONARY STATEMENT -- Certain information in this document concerning the transaction with ING is forward-looking, including statements regarding the amount of cash per share that Aetna's shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and Aetna's expectation as to the closing date of the ING transaction. Certain information in this document concerning Aetna's health business is also forward-looking, including the future business prospects for Aetna's health business and Aetna's expectations as to the future impact of certain actions and plans Aetna intends to implement in its health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time; the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.

                 * * * * * * * * * * * * * * * * * * * * * * * *

                                                            Media Contact:
                                151 Farmington Avenue       Joyce A. Oberdorf
                                Hartford, Conn. 06156       860-273-7392
                                                            Oberdorfja@aetna.com

                                                            Investor Contact:
                                                            Robyn S. Walsh
                                                            860-273-6184
                                                            Walshr@aetna.com


               AETNA TO SELL FINANCIAL SERVICES AND INTERNATIONAL
                       BUSINESSES TO ING FOR $7.7 BILLION

         -- Shareholders to Receive One Share of New Health Company and
                    Approximately $35 Per Share in Cash --


HARTFORD, CT, JULY 20, 2000 - Aetna (NYSE: AET) today announced that it has reached a definitive agreement to sell its financial services and international businesses to ING Group in a transaction valued at approximately $7.7 billion, consisting of approximately $5 billion in cash and the assumption of approximately $2.7 billion in debt.

Under the terms of the agreement, Aetna will spin off to its shareholders a new health business, which will include Aetna U.S. Healthcare, Group Insurance and Large Case Pensions, as well as Aetna Global Benefits. Simultaneously, the parent company and its remaining subsidiaries, which will house the financial services and international businesses, will merge with a newly formed subsidiary of ING. In exchange for each Aetna share, Aetna shareholders will receive one share in the new health company, which will be named Aetna Inc., and approximately $35 per share in cash.

The structure is expected to result in minimal tax to Aetna, maximizing the amount of cash shareholders receive. Depending on their cost basis, shareholders will be subject to capital gains taxes on the cash distribution, plus the value of the health company shares received in the transaction.

The transaction, which is subject to regulatory and shareholder approvals and other closing conditions, is expected to close by the end of 2000. The new health company

Aetna/2
                                    - more -

will be headquartered in Hartford, Conn., with major facilities in Blue Bell, Pa., and Middletown, Conn.

"With this transaction, we believe we have taken an important step toward our stated goal of delivering value to shareholders, while also taking into account the concerns of our customers, employees and other constituents," Aetna Chairman and CEO William H. Donaldson said. "Under ING's ownership, the financial services and international businesses will be part of a strong global company with a significant commitment to continued future growth. Further, our customers will benefit from ING's financial strength, broad product array and international experience.

"We also are pleased with ING's stated commitment to the city of Hartford and the local communities where we do business. ING's intention to draw upon the many talented people in our financial services and international businesses has positive implications for current and future job opportunities in the Greater Hartford community.

"Finally, Aetna shareholders will retain ownership of the new health company, which we believe represents a turnaround opportunity as we take steps to improve financial performance and redefine the company's business model," Donaldson said.

The New Aetna
-------------
Following the close of the transaction with ING, Aetna will remain the nation's largest health care benefits company, with 19.5 million health members, 14.8 million dental members and 11.5 million group life insurance members. The company offers a full spectrum of health benefits and group insurance products. Other competitive strengths include: broad geographic reach, strong market positions, a large membership base, extensive provider networks, information technology expertise and a dedicated corps of employees who are recognized experts in their fields.

Aetna/3

"Despite significant challenges, our health business is profitable, with strong cash flows," Donaldson said. "As a separate company, it should be able to bring intensified
                                    - more -

management focus on improved service to our customers and enhanced financial performance.

"With the previously announced higher-than-anticipated rise in medical costs for the second quarter, we have an even stronger sense of urgency to make the changes necessary to get our health business on the right track.

"Following a comprehensive review of our business model, we are implementing a number of strategic initiatives to improve the performance of our health business," Donaldson said. "These steps are focused on both the immediate need to improve financial performance and the imperative to transform our business model to offer more flexibility and choice."

The strategic initiatives include:

o Restructuring our product portfolio to provide greater balance in our range of offerings, including the introduction of new products for January 2001 that focus on meeting consumer desires for greater personalization, flexibility and choice, and which are priced accordingly;.

o Improving relations with doctors and hospitals by eliminating unnecessary requirements and streamlining processes to eliminate hassles, while negotiating sensible contracts that meet the needs of all parties;

o Leveraging Aetna's vast health care information technology assets to meet constituents' demand and achieve efficiencies;

o Providing increased flexibility to regional management to address issues that arise locally, where care is delivered;

o Being selective about which markets to compete in for each of our products, with an eye toward achieving profitable businesses everywhere we compete;

Aetna/4


o Realigning management and employee incentives to encourage cross-functional cooperation and solid business results;

o Restructuring sales and broker compensation to encourage account retention and new business development; and

                                    - more -

o Strengthening management, starting with the selection of a new CEO with dynamic leadership abilities.

"We believe these efforts will enable us to leverage our considerable competitive strengths and usher in a new era of growth for our health business, which should result in greater shareholder value," Donaldson said.

A Fortune 50 company, Aetna currently provides over 45 million people worldwide with quality products, services and information to help them manage best what matters most: their health and financial well-being. Information about Aetna is available at www.aetna.com.

Aetna's analyst and investor conference call will be held at 8 a.m. EST on July 20 and can be accessed from the U.S. by dialing 1-800-230-1085. International callers please dial 612-288-0318. (Please dial in 5 to 10 minutes prior to the call.) The call also will be Webcast through www.aetna.com by clicking and following instructions on the "investor info" button.


                                     # # #

CAUTIONARY STATEMENT - Certain information in this press release concerning the transaction with ING is forward looking, including statements regarding the amount of cash per share that our shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and our expectation as to the closing date of the ING transaction. Certain information in this press release concerning Aetna's health business is also forward looking, including the future business prospects for our health business and our expectations as to the future impact of certain actions and plans we intend to implement in our health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time; the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

This press release does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, www.sec.gov, and Aetna's Web site, www.aetna.com.

          ***********************************************************

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE
MAKING A DECISION CONCERNING THE MERGER.

This document does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, http://www.sec.gov, and Aetna's Web site, http://www.aetna.com. Updated information with respect to the security holdings of these individuals will be included in the final proxy statement to be filed with the SEC.

CAUTIONARY STATEMENT -- Certain information in this document concerning the transaction with ING is forward-looking, including statements regarding the amount of cash per share that Aetna's shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and Aetna's expectation as to the closing date of the ING transaction. Certain information in this document concerning Aetna's health business is also forward-looking, including the future business prospects for Aetna's health business and Aetna's expectations as to the future impact of certain actions and plans Aetna intends to implement in its health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time; the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.


                 * * * * * * * * * * * * * * * * * * * * * * * *

                           Key Themes - The New Aetna
                           --------------------------

After the sale of Aetna Financial Services and Aetna International, the new Aetna will consist of Aetna U.S. Healthcare, Aetna Group Insurance, Aetna Global Benefits and Large Case Pensions.

     o    It will be the nation's largest health care benefits company, with
          19.5 million health members, 14.8 million dental members and 11.5 million group insurance members.


The health business is profitable, with strong cash flows, and it has the potential to deliver industry-leading financial performance and significant value to our shareholders long term.

     o The company has considerable competitive strengths: broad geographic reach, strong market positions, a large membership base, comprehensive product offerings, extensive provider networks and information technology expertise, and a dedicated corps of employees who are recognized experts in their fields.

     o As a separate company, our health business should be able to bring intensified management focus on improved service to our customers and enhanced financial performance.


We recently have undertaken a comprehensive review of the company's health business model.

     o As a result, we are implementing a number of strategic initiatives to improve the performance of our health business.

     o These steps are focused on both the immediate need to improve financial performance and the imperative to transform our business model to offer more flexibility and choice.


Strategic initiatives include:

     o Restructuring our product portfolio to provide greater balance in our range of offerings, including the introduction of new products for January 2001 that focus on meeting consumer desires for greater personalization, flexibility and choice, and which are priced accordingly;

     o Improving relations with doctors and hospitals by eliminating unnecessary requirements and streamlining processes to eliminate hassles, while negotiating sensible contracts that meet the needs of all parties;

     o Leveraging Aetna's vast health care information technology assets to meet constituents' demand and achieve efficiencies;

     o Providing increased flexibility to regional management to address issues that arise locally, where care is delivered;

     o Being selective about which markets to compete in for each of our products, with an eye toward achieving profitable businesses everywhere we compete;

     o Realigning management and employee incentives to encourage cross-functional cooperation and solid business results;

     o Restructuring sales and broker compensation to encourage account retention and new business development; and

     o Strengthening management, starting with the selection of a new CEO with dynamic leadership abilities.

These efforts are intended to better leverage our considerable competitive strengths to the benefit of all of our constituencies:

     o More choices and better information to help people personalize their health benefits to meet their families' needs.

     o A close working relationship with doctors and hospitals to provide access to high-quality, patient-centered care with a minimum of administrative hassles.

     o A full spectrum of cost-effective health benefit and group insurance solutions for employers.

     o A challenging, stimulating and rewarding environment for a highly skilled and diverse work force.

     o A new era of growth and significant value to our shareholders long term.



July 20, 2000

     Key Themes -- Aetna Financial Services/International Sale to ING GROUP
     ----------------------------------------------------------------------


The sale of Aetna's financial services and international businesses to ING Group in a transaction valued at approximately $7.7 billion (approximately $5 billion in cash and $2.7 billion in the assumption of debt) and the simultaneous spin-off of the new health company represents an important step toward our goal of delivering value for Aetna's shareholders.

     o We believe this is a very attractive deal for Aetna's shareholders. In exchange for each Aetna share, shareholders will receive approximately $35 per share in cash from the sale of Aetna's financial services and international businesses to ING, and one share in the new health company (which will be spun off simultaneously). ING also will acquire $2.7 billion of Aetna's debt.

     o Importantly, the structure is expected to result in minimal taxes to Aetna, maximizing the amount of cash Aetna shareholders receive. Depending upon their cost basis, shareholders will be subject to capital gains taxes on the cash distribution plus the value of the health company share received in the transaction.

     o Further, as owners of the new health company, we believe Aetna shareholders will have the opportunity to benefit as Aetna takes steps to improve the financial performance and redefine the company's business model.


The sale of Aetna's financial services and international businesses to ING also is in the interest of our customers, employees and other important constituents.

     o Under ING's ownership, the financial services and international businesses will be part of a strong global company with significant commitment to continued future growth.

     o Our customers will benefit from ING's financial strength, access to substantial resources, and their ability to offer a broader array of products and services.


ING is committed to Hartford and the local communities in which it operates.

     o ING is committed to a strong Hartford presence. It will lease AFS' current headquarters for at least seven years and has committed to maintaining employment in Hartford at substantially current levels.

     o ING is a global company that operates locally - which means that not only are decisions made at a local level, but there also is a strong commitment to local cultures. ING has demonstrated its willingness to work with management in the communities where its businesses are located.

     o ING has taken significant steps to resolve any outstanding issues related to the Holocaust.




July 20, 2000

                      Questions and Answers for Employees
                      -----------------------------------

Sale to ING -
-------------

Why didn't Aetna split into two independently traded companies?
         All along, we've said that our goal is to deliver shareholder value, and we've also said that we would review any legitimate proposal that may enhance value. This is an attractive offer that we think makes sense for our shareholders and is also in the interests of our other constituents.

What will happen to AFS management?
         AFS management and all AFS and AII employees will be employed by ING at closing.

         Tom McInerney will take on the role of CEO of U.S. Worksite Business for ING Americas. This will include Aetna Financial Services' health, education, government and corporate business units, as well as the education and corporate operations and the worksite marketing operations of ReliaStar. The U.S. Worksite Business will be headquartered in Hartford.

         The AFS individual annuity business and Financial Network Investment Corporation will become part of the ING Americas U.S. Retail Business operation, which is to be headed by Bob Salipante, COO and president of ReliaStar, which also is being purchased by ING. Aeltus will continue to report to John Kim. He will be president and CEO of Aeltus, as well as ING-branded retail mutual funds.

Where will the financial services business be headquartered?
         ING has committed to maintain company operations in Hartford. The Tower building that AFS now occupies will be leased to ING at market rate for seven years.

Will the financial services business continue to operate under the Aetna name?
         The financial services business will operate under the Aetna name for a three-year interim period. After the first 18 months, ING may use the name only in conjunction with an ING brand (e.g., "ING/Aetna").

How many employees will be transferred to ING as a result of the transaction?
         All employees of AFS and AII as of closing, plus up to approximately 200 corporate employees. The majority of the corporate employees to be transferred will be in IT, corporate services such as security and hospitality, and other necessary support services. A smaller group will be in the areas of audit, controllers and tax.

Will there be layoffs in financial services and international?
         This transaction is not about layoffs. Of course, ING will determine appropriate staffing levels for all of its businesses, not just the AFS and AII acquisition. But ING has committed to having a significant presence in Hartford. ING has agreed to keep a severance program for AFS and U.S.-based AII employees equivalent to Aetna's in effect for at least two years from the closing date. And ING has agreed to provide for at least one year benefits to AFS employees, which, in the aggregate, are comparable to the current Aetna benefits.

When will employees know if they are going to lose their jobs?
         Any employees who are affected will be notified in a timely manner once decisions are made.

New health company -
--------------------

Where will the health company be headquartered? The health company will be headquartered in Hartford.

What will happen to Blue Bell and Middletown?
         Aetna will continue to have major facilities in Blue Bell and Middletown.

Will the health company continue to use the Aetna name?
         The new health company will be named Aetna Inc., and will have full rights to use the Aetna name in connection with its current businesses and operations.

Will Aetna change its logo?
         Decisions on brand positioning and corporate identity issues will be announced later.

What Hartford-area properties will the health company keep?
         The health company will keep the Rogers building (151 Farmington Avenue), as well as the Middletown (Aetna leases) and Windsor (Aetna owns) properties. In addition, the health company will continue to own State House Square (which houses Aeltus), but will lease part of it to ING. The health company will continue to own the Hartford Civic Center Mall.

What happens to CityPlace?
         ING will assume the master lease on CityPlace.

Won't the health company need far fewer corporate employees than at present?
         Some jobs may be affected, but it is too soon to know how many. The company hopes to rely largely on attrition. The health company still will need functions that currently exist at the corporate level (e.g., human resources, finance, corporate governance, compliance, SEC reporting, investor and public relations, etc.).


Employee and benefits questions -
---------------------------------

Does the close of the sale trigger a change in control?
         Yes.

What happens to employee stock options once the sale is completed?
         All the unvested options will vest. The Board's Committee on Compensation and Organization will adjust the options to reflect the sale. The value of stock options will be paid in cash or in new options in the health company.

What happens to bonuses?
         Management intends to fund the annual bonus pool at least at target performance level for this year. As always, awards on an individual basis will be made based upon performance evaluations. Compensation decisions ultimately will be made by the Board's Committee on Compensation and Organization.

What about Aetna's retirees - will they stay with the health business or go with AFS?
         The health business will retain all retirees. Only active
         AFS and AII employees will go to ING.

Questions impacting AFS/AII employees -
---------------------------------------

Will severance packages be offered to AFS and U.S.-based AII employees who are laid off?
         Yes. Severance packages will be offered to U.S.
         employees. ING has agreed to provide any affected financial services or international employees (within two years) the current Aetna job elimination severance program. If any other (corporate) employees are affected, they of course would qualify for Aetna severance. (Aetna has previously announced its job elimination severance program.)

How will these transactions affect AFS and AII employees' holdings in the 401(k) plan?
         As of closing, unvested 401(k) balances of AFS and U.S.-based AII employees transferring to ING will be vested. After the closing, the 401(k) balances of AFS and AII employees will be transferred to an ING 401(k) plan.

What happens to bonuses for AFS, AII and corporate employees who go to ING?
         The annual bonus program, including performance goals and funding arrangements still is in place. If the sale closes this year, management intends to fund the annual bonus pool for performance at least at target level.

What happens to the pension benefits for AFS and AII employees?
         Liabilities of the pension plan of AFS and AII active employees (and related assets) will be transferred to an ING pension plan. ING will be responsible for administering the ING pension plan for AFS employees after the closing. Employees will receive credit for their service at Aetna under the ING plan.

What happens to those eligible for retiree medical coverage?
         Active employees in AFS and AII eligible for retiree medical at the closing will be eligible to elect retiree medical health coverage from the health business. Employees not eligible for retiree medical health as of the closing will participate in the ING retiree medical plan.

When will we hear more in detail about benefits?
         ING and Aetna will coordinate to provide a regular update on benefits for affected employees.




July 20, 2000

          ***********************************************************

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE
MAKING A DECISION CONCERNING THE MERGER.

This document does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, http://www.sec.gov, and Aetna's Web site, http://www.aetna.com. Updated information with respect to the security holdings of these individuals will be included in the final proxy statement to be filed with the SEC.

CAUTIONARY STATEMENT -- Certain information in this document concerning the transaction with ING is forward-looking, including statements regarding the amount of cash per share that Aetna's shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and Aetna's expectation as to the closing date of the ING transaction. Certain information in this document concerning Aetna's health business is also forward-looking, including the future business prospects for Aetna's health business and Aetna's expectations as to the future impact of certain actions and plans Aetna intends to implement in its health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time; the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to,Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.


                 * * * * * * * * * * * * * * * * * * * * * * * *

From:     The Office of Bill Donaldson
Sent:     Thursday, July 20, 2000 3:04 AM
To:       *ALL Employees
Subject:  Aetna To Sell Financial Services And International Businesses To ING

Today, Aetna is announcing that we have entered into a definitive agreement to sell our financial services and international businesses to ING for approximately $7.7 billion. I'm pleased that Aetna Financial Services senior management and all employees in both the financial services and international businesses will be employed by ING at closing. In addition, ING will maintain company operations in Hartford. The sale, subject to regulatory and other approvals, is expected to close by the end of this year. [Complete details regarding the sale, the structure of the company going forward, and how the new health company will operate are included in the press release below.]

Aetna's decision to sell our financial services and international operations was not made lightly. The Board of Directors and I carefully weighed how best to achieve our stated goal of restoring shareholder value. I will be frank; I would have preferred to continue to pursue our plan to create two independent companies. However, ING's offer enables us to more quickly deliver value to our shareholders, many of whom have seen a significant decline in the value of their Aetna holdings. This sale also will yield benefits for other key constituencies. ING is a leading integrated financial services provider, which means that our customers will be able to choose from a broader range of products and services. And ING is growing rapidly, which bodes well for the Aetna employees who join that company.

I realize this decision means significant change for employees in the financial services and international operations, who have done an outstanding job of building the value and reputation of their respective businesses. Tom McInerney, John Kim, Rick Copeland and each of you can be justifiably proud of what you have achieved. ING is a highly regarded global leader that is eager to have you on its team. The company recognizes your talent, professionalism and long record of accomplishment. That is a testament to every one of you. On behalf of Aetna, I thank all of you for your many contributions.

With this announcement, we are closing one chapter in Aetna's history and beginning another. For those of you in our financial services and international businesses, it means a new opportunity to thrive under the ownership of one of the world's largest financial services providers. For the rest of us, it means we are staking our future on being the premier health care company in the industry. For all of us, it means honoring the past and setting a new course for the future.

The coming months will be both stressful and exhilarating as we reshape the health company, and transition financial services and international to ING. Change never is easy, and it does not come without cost. However, I believe as strongly as ever that each business -- with your help and support -- faces prospects for a very bright future.

Thank you so much for your continued hard work and for all that you have contributed to this company.

--Bill

Please note: Additional details about the sale and the new health company, along with a Q&A, will be posted on the AetNet home page. All employees are encouraged to visit AetNet, and to raise any issues or concerns with their managers and supervisors.

                   ----------------------------------------

   AETNA TO SELL FINANCIAL SERVICES AND INTERNATIONAL BUSINESSES TO ING FOR
                                 $7.7 BILLION

        -- Shareholders to Receive One Share of New Health Company and
                    Approximately $35 Per Share in Cash --

HARTFORD, CT, JULY 20, 2000 -- Aetna (NYSE: AET) today announced that it has reached a definitive agreement to sell its financial services and international businesses to ING Group in a transaction valued at approximately $7.7 billion, consisting of approximately $5 billion in cash and the assumption of approximately $2.7 billion in debt.

Under the terms of the agreement, Aetna will spin off to its shareholders a new health business, which will include Aetna U.S. Healthcare, Group Insurance and Large Case Pensions, as well as Aetna Global Benefits. Simultaneously, the parent company and its remaining subsidiaries, which will house the financial services and international businesses, will merge with a newly formed subsidiary of ING. In exchange for each Aetna share, Aetna shareholders will receive one share in the new health company, which will be named Aetna Inc., and approximately $35 per share in cash.

The structure is expected to result in minimal tax to Aetna, maximizing the amount of cash shareholders receive. Depending on their cost basis, shareholders will be subject to capital gains taxes on the cash distribution, plus the value of the health company shares received in the transaction.

The transaction, which is subject to regulatory and shareholder approvals and other closing conditions, is expected to close by the end of 2000. The new health company will be headquartered in Hartford, Conn., with major facilities in Blue Bell, Pa., and Middletown, Conn.

"With this transaction, we believe we have taken an important step toward our stated goal of delivering value to shareholders, while also taking into account the concerns of our customers, employees and other constituents," Aetna Chairman and CEO William H. Donaldson said. "Under ING's ownership, the financial services and international businesses will be part of a strong global company with a significant commitment to continued future growth. Further, our customers will benefit from ING's financial strength, broad product array and international experience.

"We also are pleased with ING's stated commitment to the city of Hartford and the local communities where we do business. ING's intention to draw upon the many talented people in our financial services and international businesses has positive implications for current and future job opportunities in the Greater Hartford community.

"Finally, Aetna shareholders will retain ownership of the new health company, which we believe represents a turnaround opportunity as we take steps to improve financial performance and redefine the company's business model," Donaldson said.

The New Aetna
Following the close of the transaction with ING, Aetna will remain the nation's largest health care benefits company, with 19.5 million health members, 14.8 million dental members and 11.5 million group life insurance members. The company offers a full spectrum of health benefits and group insurance products. Other competitive strengths include: broad geographic reach, strong market positions, a large membership base, extensive provider networks, information technology expertise and a dedicated corps of employees who are recognized experts in their fields.

"Despite significant challenges, our health business is profitable, with strong cash flows," Donaldson said. "As a separate company, it should be able to bring intensified management focus on improved service to our customers and enhanced financial performance.

"With the previously announced higher-than-anticipated rise in medical costs for the second quarter, we have an even stronger sense of urgency to make the changes necessary to get our health business on the right track.

"Following a comprehensive review of our business model, we are implementing a number of strategic initiatives to improve the performance of our health business," Donaldson said. "These steps are focused on both the immediate need to improve financial performance and the imperative to transform our business model to offer more flexibility and choice."

The strategic initiatives include:
* Restructuring our product portfolio to provide greater balance in our range of offerings, including the introduction of new products for January 2001 that focus on meeting consumer desires for greater personalization, flexibility and choice, and which are priced accordingly; * Improving relations with doctors and hospitals by eliminating unnecessary requirements and streamlining processes to eliminate hassles, while negotiating sensible contracts that meet the needs of all parties; * Leveraging Aetna's vast health care information technology assets to meet constituents' demand and achieve efficiencies; * Providing increased flexibility to regional management to address issues that arise locally, where care is delivered; * Being selective about which markets to compete in for each of our products, with an eye toward achieving profitable businesses everywhere we compete; * Realigning management and employee incentives to encourage cross-functional cooperation and solid business results; * Restructuring sales and broker compensation to encourage account retention and new business development; and * Strengthening management, starting with the selection of a new CEO with dynamic leadership abilities.

"We believe these efforts will enable us to leverage our considerable competitive strengths and usher in a new era of growth for our health business, which should result in greater shareholder value," Donaldson said.

A Fortune 50 company, Aetna currently provides over 45 million people worldwide with quality products, services and information to help them manage best what matters most: their health and financial well-being. Information about Aetna is available at http://www.aetna.com.

Aetna's analyst and investor conference call will be held at 8 a.m. EST on July 20 and can be accessed from the U.S. by dialing 1-800-230-1085. International callers please dial 612-288-0318. (Please dial in 5 to 10 minutes prior to the call.) The call also will be Webcast through http://www.aetna.com by clicking and following instructions on the "investor info" button.


                                     # # #

CAUTIONARY STATEMENT -- Certain information in this press release concerning the transaction with ING is forward looking, including statements regarding the amount of cash per share that our shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and our expectation as to the closing date of the ING transaction. Certain information in this press release concerning Aetna's health business is also forward looking, including the future business prospects for our health business and our expectations as to the future impact of certain actions and plans we intend to implement in our health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time; the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

This press release does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, http://www.sec.gov, and Aetna's Web site, http://www.aetna.com.

          ***********************************************************

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE
MAKING A DECISION CONCERNING THE MERGER.

This document does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, http://www.sec.gov, and Aetna's Web site, http://www.aetna.com. Updated information with respect to the security holdings of these individuals will be included in the final proxy statement to be filed with the SEC.

CAUTIONARY STATEMENT -- Certain information in this document concerning the transaction with ING is forward-looking, including statements regarding the amount of cash per share that Aetna's shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and Aetna's expectation as to the closing date of the ING transaction. Certain information in this document concerning Aetna's health business is also forward-looking, including the future business prospects for Aetna's health business and Aetna's expectations as to the future impact of certain actions and plans Aetna intends to implement in its health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time; the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.


                 * * * * * * * * * * * * * * * * * * * * * * * *

FINAL
-------------------------------------------------------------------------------
T. McInerney note to employees
-------------------------------------------------------------------------------

Earlier today Aetna announced it has reached a definitive agreement to sell Aetna Financial Services and Aetna International to ING. I'm sure this news comes as somewhat of a relief after several months of uncertainty. Through it all, I've asked you to remain focused on our customers and growing our business. You've risen to the occasion and delivered terrific results, including winning several major new customers and maintaining a consistent level of great service to our current customers. That's impressive in its own right and even more so under the circumstances of the past six months.

While there are still many details to be determined and communicated (and thus still some uncertainty to be endured), I can tell you this new chapter in our history is an extraordinary development. Once the sale is complete, we will be part of one of the 15 largest companies in the world (based on revenue and other key measures) and part of the second largest life company in the world (based on revenues). We will have more than 90,000 colleagues in more than 60 countries. And we will belong to a franchise with a market capitalization of over $60 billion. On a pro-forma basis, ING's assets under management will be an estimated $467 billion after the close of the ReliaStar and Aetna transactions. Most importantly, we will be part of a global financial services leader that has the vision, strategy and financial resources to be the worldwide leader in financial services. We are no longer witnesses to the tremendous consolidation of the global financial services industry - we are at the leading edge of it.

I am pleased to note I will take on the role of CEO of U.S. Worksite Business. This will include Aetna Financial Services' health, education, government and corporate business units as well as the education (403b), corporate (401k) and worksite marketing operations (group insurance business) of ReliaStar (which is also in the process of being purchased by ING). I will report to Glenn Hilliard, the chairman and CEO of ING Americas. The U.S. Worksite Business will be headquartered in Hartford.

The AFS individual annuity business and Financial Network Investment Corporation will become part of the ING Americas U.S. Retail Financial Services operation headed by Bob Salipante, the COO and president of ReliaStar. John Kim will be responsible for all investment products distribution excluding the Pilgrim mutual funds and will report to Bob Salipante.

John Kim will also maintain his current role as president and CEO of Aeltus. In addition, he will assume responsibility for the ING-branded mutual funds and all institutional money management efforts of ReliaStar and ING Investment Management - Americas. In this role, John will report to John Turner who will assume the role of general manager and CEO of Mutual Funds.

Aetna International will be aligned as follows: Aetna Asia will become part of the ING Asia Pacific Group; Aetna Latin America will become part of ING Americas.

All the business units will remain where they are located now, although we may make some changes over time. ING is committed to a significant Hartford presence and, as noted above, plans to maintain company operations in this location.

With this change, we can expect many tangible differences - our name will change over time, our benefit programs - though comparable - will change some over time, some of our colleagues will have new opportunities in other parts of the country or world and and we will have some new colleagues from other companies in the ING family. What won't change is our commitment and ability to provide valuable products and services to all the teachers, hospital workers, government and corporate employees, retirees, business owners, intermediaries and individuals who rely on us every day to be the company that offers them smart solutions.

As a global leader, ING has been making strategic acquisitions for a number of years. I am confident we attracted their attention because we are a strong company with an impressive track record. As part of the ING organization, we will be even stronger and I know we'll deliver impressive results.

Our goal is to close the sale by the end of the year, so the next six months represent an important transitional period for our organization. We must continue to meet the challenge of maintaining our momentum while working through the details of becoming part of a new organization. I know we will continue to be successful as we move through this transition and I very much look forward to sharing this next chapter in our history with you.

Tom

Comments or questions? Send them to AFS Feedback.


          ***********************************************************

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE
MAKING A DECISION CONCERNING THE MERGER.

This document does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, http://www.sec.gov, and Aetna's Web site, http://www.aetna.com. Updated information with respect to the security holdings of these individuals will be included in the final proxy statement to be filed with the SEC.

CAUTIONARY STATEMENT -- Certain information in this document concerning the transaction with ING is forward-looking, including statements regarding the amount of cash per share that Aetna's shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and Aetna's expectation as to the closing date of the ING transaction. Certain information in this document concerning Aetna's health business is also forward-looking, including the future business prospects for Aetna's health business and Aetna's expectations as to the future impact of certain actions and plans Aetna intends to implement in its health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time; the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.


                 * * * * * * * * * * * * * * * * * * * * * * * *

               Text from home page
               www.aetnafinancial.com
               ----------------------

                 Welcome to a new way of planning for your future. A way to stay in touch with your investments -- any time, day or night. But more than that, you can count on Aetna to be your financial partner -- to help you identify your options and put strategies into motion. Why are we doing all this? Because we believe you should have the financial freedom to pursue your life goals.

                 Sending a child to college, buying that dream home, finding the right job, or preparing for retirement are all part of life. But reaching those life goals takes hard work and planning. The first step in that planning process and one of the hardest to get started is educating yourself. To make this process easier, we have redesigned our "Your Life" area. Want to know about College Financial Aid, click here. Or you may be a newly wed and dealing with the Financial Challenges Facing Younger Couples, then click here.
                 (headline in right upper portion of the page...)
                 Aetna sells
                 Financial and International to ING Group (this links to Aetna ING announcement page see next page)

                 (Text for Aetna/ING Announcement page) (Links to other places appear in blue.)


                 Aetna Financial Services and Aetna
                 International purchased by ING Group

                 Quick Facts
                 Aetna has announced it has reached a definitive agreement with ING Group to sell Aetna Financial Services and Aetna International. The goal is to close the sale by the end of the year. Aetna Financial Services will continue to provide valuable products and services to all of the customers who currently rely on us every day to be the company that offers them smart solutions.
                 This deal does not impact our ability or intent to meet our contractual and other obligations to our customers. Once the sale is complete, we will be part of one of the 15 largest companies in the world (based on revenue and other key measures) and part of the second largest life company in the world (based on revenues). As part of this organization, we will be able to offer even more choices and more flexibility to our customers.

               News on the Transaction
                 Aetna to Sell Financial Services and International Businesses to ING for $7.7 Billion Questions and Answers

               More about Aetna Financial Services and Aetna International
                 Aetna Financial Services - At a Glance
                 Aetna International - At a Glance
                 Thomas J. McInerney, President, Aetna Financial Services
                 John Y. Kim, President, Aetna Financial Services, U.S. Frederick C. Copeland, Jr, President, Aetna International, Inc. Aetna International Inc.
                 Aetna Inc.

               More about ING
                 ING Group - At a Glance
                 ING Americas - At a Glance
                 ING U.S. - At a Glance
                 Ewald Kist, Chairman of the Executive Board, ING Group Cees Maas, Chief Financial Officer, ING Group
                 Frederick S. Hubbell, Chairman, ING Americas & ING Asia
                 R. Glenn Hilliard, Chief Executive Officer, ING Americas John R. Barmeyer, Chief Legal Officer, ING U.S.
                 Keith Gubbay, Executive Vice President, ING's FSI Americas
                 Region

               Formore information about ING Group visit their website at
                 www.ing.com For more information about ING Americas visit their website at www.ing-na.com

               AETNA TO SELL FINANCIAL SERVICES AND INTERNATIONAL
                       BUSINESSES TO ING FOR $7.7 BILLION

         -- Shareholders to Receive One Share of New Health Company and
                    Approximately $35 Per Share in Cash --


HARTFORD, CT, JULY 20, 2000 - Aetna (NYSE: AET) today announced that it has reached a definitive agreement to sell its financial services and international businesses to ING Group in a transaction valued at approximately $7.7 billion, consisting of approximately $5 billion in cash and the assumption of approximately $2.7 billion in debt.

Under the terms of the agreement, Aetna will spin off to its shareholders a new health business, which will include Aetna U.S. Healthcare, Group Insurance and Large Case Pensions, as well as Aetna Global Benefits. Simultaneously, the parent company and its remaining subsidiaries, which will house the financial services and international businesses, will merge with a newly formed subsidiary of ING. In exchange for each Aetna share, Aetna shareholders will receive one share in the new health company, which will be named Aetna Inc., and approximately $35 per share in cash.

The structure is expected to result in minimal tax to Aetna, maximizing the amount of cash shareholders receive. Depending on their cost basis, shareholders will be subject to capital gains taxes on the cash distribution, plus the value of the health company shares received in the transaction.

The transaction, which is subject to regulatory and shareholder approvals and other closing conditions, is expected to close by the end of 2000. The new health company

                                    - more -

will be headquartered in Hartford, Conn., with major facilities in Blue Bell, Pa., and Middletown, Conn.

"With this transaction, we believe we have taken an important step toward our stated goal of delivering value to shareholders, while also taking into account the concerns of our customers, employees and other constituents," Aetna Chairman and CEO William H. Donaldson said. "Under ING's ownership, the financial services and international businesses will be part of a strong global company with a significant commitment to continued future growth. Further, our customers will benefit from ING's financial strength, broad product array and international experience.

"We also are pleased with ING's stated commitment to the city of Hartford and the local communities where we do business. ING's intention to draw upon the many talented people in our financial services and international businesses has positive implications for current and future job opportunities in the Greater Hartford community.

"Finally, Aetna shareholders will retain ownership of the new health company, which we believe represents a turnaround opportunity as we take steps to improve financial performance and redefine the company's business model," Donaldson said.

The New Aetna
Following the close of the transaction with ING, Aetna will remain the nation's largest health care benefits company, with 19.5 million health members, 14.8 million dental members and 11.5 million group life insurance members. The company offers a full spectrum of health benefits and group insurance products. Other competitive strengths include: broad geographic reach, strong market positions, a large membership base, extensive provider networks, information technology expertise and a dedicated corps of employees who are recognized experts in their fields.

"Despite significant challenges, our health business is profitable, with strong cash flows," Donaldson said. "As a separate company, it should be able to bring intensified
                                    - more -

management focus on improved service to our customers and enhanced financial performance.

"With the previously announced higher-than-anticipated rise in medical costs for the second quarter, we have an even stronger sense of urgency to make the changes necessary to get our health business on the right track.

"Following a comprehensive review of our business model, we are implementing a number of strategic initiatives to improve the performance of our health business," Donaldson said. "These steps are focused on both the immediate need to improve financial performance and the imperative to transform our business model to offer more flexibility and choice."

The strategic initiatives include:

o Restructuring our product portfolio to provide greater balance in our range of offerings, including the introduction of new products for January 2001 that focus on meeting consumer desires for greater personalization, flexibility and choice, and which are priced accordingly;

o Improving relations with doctors and hospitals by eliminating unnecessary requirements and streamlining processes to eliminate hassles, while negotiating sensible contracts that meet the needs of all parties;

o Leveraging Aetna's vast health care information technology assets to meet constituents' demand and achieve efficiencies;

o Providing increased flexibility to regional management to address issues that arise locally, where care is delivered;

o Being selective about which markets to compete in for each of our products, with an eye toward achieving profitable businesses everywhere we compete;

o Realigning management and employee incentives to encourage cross-functional cooperation and solid business results;

o Restructuring sales and broker compensation to encourage account retention and new business development; and

                                    - more -

o Strengthening management, starting with the selection of a new CEO with dynamic leadership abilities.

"We believe these efforts will enable us to leverage our considerable competitive strengths and usher in a new era of growth for our health business, which should result in greater shareholder value," Donaldson said.

A Fortune 50 company, Aetna currently provides over 45 million people worldwide with quality products, services and information to help them manage best what matters most: their health and financial well-being. Information about Aetna is available at www.aetna.com.

Aetna's analyst and investor conference call will be held at 8 a.m. EST on July 20 and can be accessed from the U.S. by dialing 1-800-230-1085. International callers please dial 612-288-0318. (Please dial in 5 to 10 minutes prior to the call.) The call also will be Webcast through www.aetna.com by clicking and following instructions on the "investor info" button.


                                     # # #

CAUTIONARY STATEMENT - Certain information in this press release concerning the transaction with ING is forward looking, including statements regarding the amount of cash per share that our shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and our expectation as to the closing date of the ING transaction. Certain information in this press release concerning Aetna's health business is also forward looking, including the future business prospects for our health business and our expectations as to the future impact of certain actions and plans we intend to implement in our health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time;

the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

This press release does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, www.sec.gov, and Aetna's Web site, www.aetna.com.

                  Aetna Financial Services/International Sale
                                      Q&A


     1.  What are the basic terms of the agreement?
         Sale Price                   Approximately $7.7 Billion
         Assumption of Debt           Approximately $2.7 Billion
         Cash to shareholders         Approximately $5 Billion ($7.7 - $2.7)
         Taxes                        Minimal for Aetna

     2.  How is the transaction structured?
         Aetna will spin-off the health business to shareholders, resulting in each Aetna shareholder receiving for each share of Aetna that they own one share in the health company, which will be renamed Aetna Inc. Simultaneously ING will acquire the parent company (now called Aetna Inc.) and its remaining legal entities (e.g. ALIAC and Aetna International), which house the remaining financial services and international businesses. In addition to receiving one share in the health company in exchange for each share held prior to the deal, shareholders will receive approximately $35 per share in cash from ING.

     3.  How exactly does this happen?  Spin, sale, debt?
         All of the transactions within the sale will happen essentially simultaneously in approximately the following manner:

  o   Aetna U.S. Healthcare is spun off to shareholders of AET stock;

  o Simultaneously, the parent company (now called Aetna Inc.) merges with a subsidiary of ING;

  o Shareholders receive one share in the health company in exchange for each share held prior to the deal and approximately $35 in cash from ING in exchange for each share of Aetna stock.

  o   The new health company will be named Aetna Inc.

     4.  What are the total proceeds from the sale?
         The cash to shareholders from ING is approximately $35 per share. Shareholders also will receive a share of the health company. The total value of the ING deal is approximately $7.7 billion, including ING's assumption of approximately $2.7 billion in debt.

     5.  What is the value of the deal to shareholders?
         Net proceeds / # Shares:  $5 B / 141.1 M = approximately $35
         Plus the value of the new health company shares as determined by the market.

     6.  What will happen with the cash proceeds?
         ING will pay all cash - approximately $5 billion -- directly to shareholders.

     7. Will any of the proceeds be used for debt reduction or a share repurchase?

         No.  All cash will go directly to shareholders.

     8.  How will the spin-off of the health business work?
         Each person who holds Aetna stock when the deal closes will receive one share in the health company in exchange for each share of Aetna Inc. held prior to the deal.

     9.  What is the tax treatment?  What is the tax mechanism?
         The sale is expected to result in minimal tax for Aetna.

     10. What exactly do shareholders receive?
         For each Aetna Inc. share, shareholders will receive one share of stock in the new health company as well approximately $35 per share in cash from ING.

     11. What will a share in the new health company be worth?
         That will depend on what it will trade for in the market.

     12. Will shareholders be taxed on the health company stock? On the cash distribution? This is a taxable redemption. Shareholders would compare the cash they receive plus the value of the new share on the transaction date to the cost they paid for each old share. The difference would result in the recognition of a taxable gain or loss, which may be long-term capital gains or losses depending on how long the shares have been owned by the shareholders.

     13. What happens to Aetna Inc. and Aetna Services debt?
         Aetna's long-term debt will be assumed by ING.

     14. What will happen to my existing shares of Aetna?
         As a result of the integrated redemption transaction, each share of Aetna Inc. will be redeemed for cash and a new share of the new health company.

     15. What regulatory approvals are required?
         The transaction is subject to customary state, federal and international approvals.

     16. Is a shareholder vote required?
         Yes (2/3 of outstanding shares is required to approve the merger of Aetna Inc. with ING's subsidiary).

     17. When do you expect the sale to close?
         Subject to regulatory approvals and a shareholder vote, Aetna is targeting to close the transaction by the end of 2000.

         Aetna Financial Services - At a Glance

              President: Thomas J. McInerney
              Number of U.S. customers: Nearly 2 million
              Assets under management and administration: $77 billion as of 3/31/2000
              Total earnings in 1999: $209 million
              Market position: Among top five in each of its targeted defined contribution markets
              Employees in the U.S.: 3,400
              Headquarters: Hartford, CT

              Aetna Financial Services, through its operating companies, is a leading defined contribution retirement plan provider in the Government, Healthcare, Education and Small Case Corporate market segments. In 1999, Aetna Financial Services held a top-five position in these target markets. In addition to defined contribution plans, Aetna Financial Services offers individual products such as annuities and mutual funds, financial and investment products, and investment advisory services.

              Products offered include 401(k) programs for corporations; 403(b) programs for healthcare, non-profit and educational institutions; 457 programs for government entities. Aetna Financial Services, through its broker-dealer, Aetna Investment Services, Inc., also offers mutual funds, general securities, variable and fixed annuities and financial planning services for individuals.

              Over the past five years, assets under management have grown at a compound annual growth rate of 30 percent and earnings have grown at a compound annual growth rate of 20 percent. Aetna Financial Services has posted strong returns, with a 17.7 percent return on equity in 1999. At the end of first quarter 2000, assets under management and administration totaled $77 billion.

              The three major industry rating agencies have awarded Aetna Life Insurance and Annuity Company (ALIAC) - Aetna
              Financial Services' primary operating company -- ratings in the AA category in recognition of:

                 the quality of ALIAC's asset portfolio,
                 earnings momentum, and
                 market positions

              **A.M. Best has all the ratings under review with developing implications. Moody's placed the long-term credit ratings on review, direction uncertain. Standard &
              Poors has all the
              ratings on CreditWatch with developing implications. Duff & Phelps has all the ratings on Rating Watch - - Uncertain. Ratings do not apply to the products or services provided by Aetna Life Insurance and Annuity Company.

              Through a wholly owned investment management subsidiary, Aeltus Investment Management Inc., Aetna Financial Services is able to use in-house expertise to manage most of Aetna's own variable annuity portfolios and mutual funds. Aeltus also provides investment expertise and products to institutions and individuals.

              Aetna Financial Services employs a diversified distribution strategy that supports a focused approach to customers and specific markets. Approximately 37,000 representatives are appointed to sell Aetna Financial Services products in the U.S. Products are distributed through a variety of intermediaries including:

                 career agents that focus primarily on healthcare, education and government markets; a direct agent sales force and salaried enrollers that focus primarily on government cases; third party administrators; financial intermediaries, with which Aetna Financial Services has agreements, consisting of unaffiliated broker/dealers targeting the individual market; and Financial Network Investment Corporation (a wholly owned broker dealer and financial planning organization).

              As of March 31, 2000, ALIAC had $56 billion invested through its products, including $42 billion in its separate accounts (of which ALIAC, or its subsidiary Aeltus
              Investment Management Company, oversees the management of $25 billion).
              C00-0714-015

              Aetna International - At a Glance

              Aetna International, Inc. is a wholly owned subsidiary of Aetna Inc. and the second leading U.S. insurer operating in international markets. Aetna International and its affiliates operate in more than 13 countries and have more than 17 million customers insured or covered through group plans or direct, individual sales.

              Operating earnings for continuing operations in 1999 were $132 million.

              Aetna International has successfully established itself as a leader in the life, annuity, pension, asset management and health markets in Asia and Latin

              America. In these two regions, essentially all of Aetna's more established country operations hold top-five market positions in their respective market segments.

              Aetna International currently has operations in:
              Argentina
              Brazil
              Chile
              China
              Colombia
              Hong Kong
              Indonesia
              Japan
              Malaysia
                                Mexico
                                New Zealand
                                Peru
                                Philippines
                                Poland
                                Taiwan
                                Thailand


              Aetna International and its affiliates currently have approximately 15,000 employees worldwide.

              Snapshots:
              Aetna Asia:
              Nine countries
              3.4 million customers
              28,000 agents
                                         Aetna Latin America:
                                         Seven countries
                                         13.6 million customers
                                         19,000 agents and brokers


              C00-0714-015

              Thomas J. McInerney is President of Aetna Financial Services in Hartford, Conn. With $77 billion in assets under management and administration, Aetna Financial Services, through its operating companies, is a leading defined contribution retirement plan provider in the Government, Healthcare, Education and Small Case Corporate market segments.

              In 1999, Aetna Financial Services held a top-five position in these target markets. In addition to defined contribution plans, Aetna Financial Services offers individual products such as annuities and mutual funds, financial and investment products, and investment advisory services.

              In addition to his position as president of Aetna Financial Services, McInerney also serves as Aetna's Executive Diversity Steward. In this role, he oversees Aetna's business-centered diversity initiatives, and recently accepted the Thurgood Marshall Scholarship Fund's 1998 Corporate Leadership Award on behalf of Aetna.

              Mr. McInerney joined Aetna in 1978, and has held a variety of line and corporate staff positions in his career with the company.

              Mr. McInerney was head of National Accounts and Core Sales & Marketing for Aetna U.S. Healthcare from April 1996 to March 1997. From July 1995 to April 1996, he led Corporate Strategy for Aetna Inc. From 1992 to1995, Mr. McInerney was head of Aetna's Large Case Pensions operations, which managed $46 billion of assets for Fortune 1000 companies. From 1982 to 1992, Mr. McInerney held a variety of positions in Aetna's investment management and corporate staff units. During this period, he was responsible for corporate and business planning, raising capital for Aetna, mergers and acquisitions, and private placement investments.

              Mr. McInerney graduated with honors from Colgate University in 1978 with a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree, with a concentration in Finance from the Amos Tuck School at Dartmouth College in 1982.

              Mr. McInerney is a member of the National Commission on Retirement Policy, an initiative of the Center for Strategic and International Studies, and was a delegate to the 1998 SAVER Summit sponsored by President Bill Clinton and Congressional leaders.

              Mr. McInerney is a member of the Board of Directors for the American Council of Life Insurance (ACLI), the National Conference for Community and Justice, and the National Association of Manufacturers. In Connecticut, he is a member of the Governor's Council on Economic Competitiveness and Technology, the Board of Trustees of The Bushnell, and the Board of the MetroHartford Chamber of Commerce, and is Chairman of Concerned Citizens for Effective Government, an organization that is working with the MetroHartford Chamber of Commerce to improve the Hartford public school system.

              John Y. Kim is President of Aetna Financial Services' domestic operations in Hartford, Connecticut. With $77 billion in assets under management and administration, Aetna Financial Services, through its operating companies, is a leading defined contribution retirement plan provider in the Government, Healthcare, Education and Small Case Corporate market segments. Aetna Financial Services - U.S. is part of the Aetna Financial Services global family of businesses, one of the two core business groups of Aetna Inc.

              In addition to his position as President of Aetna Financial Services - U.S., Mr. Kim is Chief Executive Officer of Aeltus Investment Management, Inc., Aetna's investment management arm. Prior to his position at Aeltus, Mr. Kim was managing director and head of Institutional Fixed Income at Mitchell Hutchins Institutional Investors from 1993 to 1994.

              Mr. Kim joined Aetna in 1983, and has held a variety of business and investment positions in his career with the company. Mr. Kim was Vice President and Senior Portfolio Manager for Aetna's Property/Casualty portfolios from 1992 to 1993. From 1991 to 1992, he managed Aetna's Investor Relations effort. Between 1987 and 1989, he advanced from Investment Analyst to Senior Investment Officer, then to Fixed Income Portfolio Manager.

              Mr. Kim graduated from the University of Michigan in 1983 with a Bachelor of Business Administration degree. He earned a Master of Business Administration degree from the University of Connecticut in 1986.

              Mr. Kim is a member of the Association for Investment Management and Research, the New York Society of Security Analysts, and the Hartford Society of Security Analysts. He is a chartered financial analyst. He is also a regular panelist on Wall $treet Week with Louis Rukeyser. Connecticut.

              As President and Chief Executive Officer of Aetna International, the international arm of Aetna, Inc., Mr. Copeland heads Aetna's insurance and financial services businesses outside the United States. Aetna International operates in 16 countries with revenues of $4 billion and operating earnings of $180 million.

              Before joining Aetna in July of 1995, Mr. Copeland had been Chairman and President of Fleet Bank, N.A., based in Hartford, Connecticut, since 1993. He was responsible for the bank's 140 branch offices and 10 administrative offices. In addition, he oversaw Commercial and Real Estate Banking activities, Private Banking, Investment Services, Loan Administration and Operations, as well as the Community Reinvestment Act and corporate staff functions.

              Prior to that, he was President and Chief Executive Officer of Citibank Canada, headquartered in Toronto, a position which capped more than 25 years with Citicorp/Citibank, half of which involved international experience.

              Mr. Copeland began his career with Citibank in 1967 in New York after earning an MBA from Columbia University. He accepted an assignment in London in 1969. Returning to New York in 1972, he was named Vice President and department head of Citibank's credit analysis unit in 1976.

              In 1978, he moved to Houston as Southwest area manager and senior credit officer. He accepted another overseas assignment in 1983 as country head of Citibank, N.A., in Taipei, Taiwan, the largest foreign-invested bank in that nation. He returned to North America in 1987 to head Citibank Canada. With assets of C$5.4 billion, Citibank Canada is the largest foreign-invested bank in Canada.

              Active in the community, Mr. Copeland was Chairman of the 1995 Greater Hartford United Way Campaign and serves on the Board of Directors of Connecticut Public Television (formerly Chairman), the Greater Hartford Chamber of Commerce, the Capitol Region Growth Council (formerly Chairman), the Connecticut Historical Society and the Old State House. In addition, he was a member of the organizing committee of the 1995 Special Olympics World Games held in New Haven. He also formerly served on the Board of Regents of the University of Hartford. In Taipei, he served on the Board of Directors of the Taipei American School and was First Executive Vice President of the American Chamber of Commerce there. In Toronto, he served on the Executive Committee of the Canada Bankers Association.

              In addition to an MBA from Columbia, Mr. Copeland holds a Bachelor's degree from Bowdoin College, Brunswick, Maine.

              Mr. Copeland, his wife, Susan, and their children live in Hartford, Connecticut.

ING GROUP CORPORATE FACT SHEET

              Profile
              ING Group, a global financial institution of Dutch origin, is active in the field of banking, insurance and asset management in more than 60 countries, with over 90,000 employees. ING seeks to provide a full range of integrated financial services to private, corporate and institutional clients through a variety of distribution channels.

              ING comprises a broad spectrum of prominent companies operating close to their customers throughout the world. Operations in the Americas, Europe and Asia/Pacific are managed in three separate business units. Asset management and corporate & investment banking are managed globally in two additional business units.

              Mission
              ING Group's mission is to be a leading global, client-focused provider of integrated financial services through the distribution channels of the client's preference in markets where ING can achieve critical mass. Maintaining focus on the strength of ING Group's operations and more intensive cooperation between business units are key factors in ING's strategy to accomplish its mission.

              Financial Targets

                 Annual operational net profit growth per share of at least 10% (excluding acquisitions) Net return on shareholders' equity of at least 12% A positive difference between income and expenditure growth

              Listings
              ING Group depository receipts for ordinary shares are listed on stock exchanges in Amsterdam, New York, Brussels, Paris, Frankfurt and Switzerland.


              Financial highlights 1999

                 Founded in 1991, ING Group's net profit has multiplied nearly sevenfold from Euros 714 million (or US$717 million) to Euros 4,922 million (or US$4,944 million). The compound annual growth rate has been more than 27%.


                                            1998        1999
                                            ----        ----
Balance sheet (in billions of euros)
Shareholders' equity                        29.1        34.6
Total assets                               394.9       492.8

Results (in millions of euros)
Income from insurance operations          29,400      35,401
Income from banking operations             8,687      10,337
Operational net profit                     2,103       3,229
Net profit                                 2,669       4,922

              Quick facts

                 Listed 9th in the global list of financial services companies based on market capitalization Listed 14th in the 2000 Forbes International 500 based on revenues, profits, assets and market capitalization Ranked 27th in the 1999 Fortune Global 500 based on revenues

     This information was provided to Aetna by ING as of 7/19/2000, and Aetna makes no representation or warranty as to its accuracy or completeness. Aetna is under no obligation to update or supplement this information.

ING AMERICAS CORPORATE FACT SHEET

               Profile
               ING Americas is comprised of ING Group's integrated financial services operations in North America and South America with businesses in the U.S., Canada, Mexico, Argentina, Chile, Peru, the Netherlands Antilles, as well as reinsurance operations in Bermuda, Japan and Ireland. The region consists of over 25 businesses and is responsible for 9% of ING's operational profits.

               ING Americas offers a comprehensive array of products and services including life, health and property & casualty insurance; fixed and variable annuities; reinsurance; guaranteed investment contracts (GICs); defined contribution plans and mutual funds. In addition, ING Americas provides investment management through a broker/dealer network of close to 3,800 registered representatives, as well as independent and career insurance agents, other broker/dealers, stock brokerage firms, banks and direct sales channels. ING Americas has announced its definitive offer to acquire ReliaStar Corp., a provider of a wide range of insurance and financial services products. The transaction is expected to close in 2000.

               The parent of ING Americas is Amsterdam-based ING Group, one of the largest integrated financial services organizations in the world with $347 billion of assets under management.

               Headquarters
               5780 Powers Ferry Road, NW Atlanta, Georgia 30327-4390
               Telephone: (770) 980-3300
               Facsimile: (770) 980-3301

               Chairman & CEO
               R. Glenn Hilliard

               Employees
               ING Americas was formed in 1993, but many of its companies have roots back to the 1800s. The organization now has close to 8,500 staff members working for a network of integrated financial services businesses.

               1999 Financial highlights
                Assets
                                                   $47.3 billion
                Revenue
                                                   $14.0 billion
                Net Operational Profit
                                                   $313 million

               ING Americas Operating Companies:
                UNITED STATES
                ING EQUITABLE LIFE/
                ING USG ANNUITY
                (fixed annuities)
                909 Locust Street
                Des Moines, IA 50309
                Phone: 515 698 7000
                Fax: 515 698 6973

                ING FUNDS
                (mutual funds)
                1475 Dunwoody Drive
                West Chester, PA 19380
                Phone: 610 425 3569
                Fax: 610 425 3899

                ING LIFE OF GEORGIA
                (life insurance)
                5780 Powers Ferry Road
                NWAtlanta, GA 30327
                Phone: 770 980 5100
                5100Fax: 770 980 5800

                ING REINSURANCE
                (life reinsurance)
                1290 Broadway
                Denver, CO 80203
                Phone: 303 860 1290
                Fax: 303 860 2666

                ING SECURITY LIFE
                (life insurance)
                1290 Broadway
                Denver, CO 80203
                Phone: 303 860 1290
                Fax: 303 860 2270

                ING INSTITUTIONAL MARKETS
                (guaranteed Investment contracts -
                GICs)
                1290 Broadway
                Denver, CO 80203
                Phone: 303 860 1290
                Fax: 303 860 2690
                                      ING UNITED LIFE
                                      (fixed annuities)
                                      851 SW 6th Ave.
                                      Portland, OR 97204
                                      Phone: 800 310 6074
                                      Fax: 503 220 0814

                                      ING VARIABLE ANNUITIES
                                      (variable annuities)
                                      1475 Dunwoody Drive
                                      West Chester, PA 19380
                                      Phone: 610 425 3400
                                      Fax: 610 425 3768

                                      ING ADVISORS NETWORK
                                      (registered representatives)
                                      1931 Georgetown Road
                                      Hudson, OH 44326
                                      Phone: 330 650 1660
                                      Fax: 330 650 9941

                                      (Includes: Compulife Investor Services,
                                      Inc. in Richmond, VA; Investors
                                      Financial Group, Inc. in Atlanta; Locust
                                      Street Securities, Inc. in Des Moines;
                                      Multi-Financial Group in Denver; and
                                      VESTAX Securities Corporation in
                                      Hudson, Ohio.)

                                      ING SOUTHLAND LIFE
                                      (life insurance)
                                      5780 Powers Ferry Road, NW
                                      Atlanta, GA 30327
                                      Phone: 770 980 5100
                                      Fax: 770 980 5800



                CANADA
                ING COMMERCE GROUP
                (property & casualty)
                2450 Girouard Street West
                Saint-Hyacinthe, QC J2S 3B
                Phone: 514 778 9701
                Fax: 514 773 3515

                BELAIRDIRECT
                (property & casualty)
                5455 Saint-Andre Street
                Montreal, QC H2J 4A9
                Phone: 514 270 9111
                Fax: 514 270 4915

                ING HALIFAX
                (property & casualty)
                75 Eglinton Avenue East
                Toronto, ON M4P 3A4
                Phone: 416 440 1000
                Fax: 416 440 0799

                ING NOVEX
                (property & casualty)
                6733 Mississauga Road, Suite 502
                Mississauga, ON L5N 6J5
                Phone: 905 819 2030
                Fax: 905 819 2117
                                              ING WESTERN UNION
                                              (property & casualty)
                                              333 5th Avenue SW, 15th Floor
                                              Calgary, AB T2P 4W7
                                              Phone: 403 269 7961
                                              Fax: 403 266 5877

                                              ING WELLINGTON
                                              (property & casualty)
                                              181 University Avenue

                                              Toronto, CA M5H 3M7
                                              Phone: 416 941 5202
                                              Fax: 416 941 9791

                                              AFP WEALTH MANAGEMENT
                                              (financial advisers)
                                              20 Erb Street West, Suite
                                              800Waterloo, ON N2L 1T2
                                              Phone: 519 886 8600
                                              Fax: 519 886 5359



                LATIN AMERICA/CARIBBEAN
                AFORE BITAL
                (pensions)
                Paseo de la Reforma 156 Piso 12
                Col. Juarez, Mexico 06600
                Phone: 52 5 407 0892
                Fax: 52 5 721 2028

                ING SEGUROS
                (life insurance - 49 %)
                Bosque de Alisos 45B Piso 2
                Bosques de Las Lomas
                DF CP 05120
                Mexico City, Mexico
                Phone: 52 5 257 7777
                Fax: 52 5 257 7700

                SEGUROS BITAL
                (bancassurance - 49 %)
                Bosque de Alisos 45B Piso 2
                Bosques de Las Lomas
                DF CP 05120
                Mexico City, Mexico
                Phone: 52 5 257 7777
                Fax: 52 5 257 7700

                ING VIDA
                (life)
                Av. Nueva Tajamar no. 481
                Piso 17, Torre NorteLas Condes,
                Santiago de ChileChile
                Phone: 56 2 252 15 20
                Fax: 56 2 252 15 29

                                      SEGUROS COMERCIAL
                                      AMERICA
                                      (multi-line - 41 %)
                                      Av Revolucion 1508
                                      Col Guadelupe Inn C.P. 01020
                                      Mexico City, Mexico
                                      Phone: 525 727-1010
                                      Fax: 525 757-2381

                                      PENSIONES BITAL
                                      (annuities - 49 %)
                                      Bosque de Alisos 45B Piso 2
                                      Bosques de Las Lomas
                                      DF CP 05120
                                      Mexico City, Mexico
                                      Phone: 52 5 257 7777
                                      Fax: 52 5 257 7700

                                      ING FATUM
                                      (life & non-life insurance)
                                      Cas Coraweg 2
                                      Roi Katochi, Willemstad
                                      Curacao
                                      The Netherlands Antilles
                                      Phone: 599 9 777 73 11
                                      Fax: 599 9 766 333

                                      ING INSURANCE
                                      (life insurance & investment)
                                      Edificio Alem Plaza
                                      L.N. Alem 855, 6 piso
                                      1001 - Buenes Aires
                                      Argentina
                                      Phone: 54 11 43 28 04 84
                                      Fax: 54 11 43 28 20 06


                    Here's what they're saying about ING...


   ...3rd on a list of the top 20 financial institutions in Europe...
                       based on FT/S&P - Reuters, 07/2000

   ...17th among all financial institutions in the world as measured by market capitalization...
                            American Banker, 9/1999

   ...14th on the list of the world's largest companies, based on revenue, net income, assets and market value...
                           Forbes' "Super 50," 7/2000

   ...27th on a list of the world's largest corporations as measured by revenue, profit, assets, stock-holders' equity and number of employees...
                   Fortune Magazine's "Fortune 500," 03/2000

   ...#92 on this year's list of the top 100 companies as measured by market value...
                             Business Week, 07/2000

     ...the ING Internet Fund was rated as the fourth best performing fund for the 4th quarter of 1999, citing a total return of 117.9% for the quarter...
                               USA Today, 01/2000

               This information was provided to Aetna by ING as of 7/19/2000, and Aetna makes no representation or warranty as to its accuracy or completeness. Aetna is under no obligation to update or supplement this information.

ING US GROUP CORPORATE FACT SHEET

               Profile
               ING Americas is part of Amsterdam-based ING Group. ING Group is one of the largest integrated financial services organizations in the world with $347 billion in assets under management.

               ING Americas is comprised of ING's integrated financial services operations in North America and South America. The region consists of more than 25 businesses.

               The US operations of ING Americas have always been an important part of ING Group's expansion strategy. Since entering the U.S. market in 1977, ING U.S. has expanded through both internal growth and acquisitions. The organization offers a comprehensive array of products and services including life insurance, fixed and variable annuities; reinsurance; guaranteed investment contracts (GICs); defined contribution plans; and mutual funds. In addition, ING U.S. provides investment management through a broker/dealer network of 3,800 registered representatives, as well as independent and career insurance agents, other broker/dealers, stock brokerage firms, banks and direct sales.

               ING has announced its definitive offer to acquire ReliaStar Corp., a provider of a wide range of insurance and financial services products. The transaction is expected to close in 2000.

               Market Position in the U.S. After Aetna and ReliaStar

                    Ranked 6th among life insurance companies in terms of statutory assets ($111 billion at 1999 year end) Largest independent broker/dealer network (more than 10,500 registered representatives) 3rd in variable annuities sales (1999: US$ 6.9 billion) 5th in fixed annuities sales (1999:
                    US$ 1.5 billion) 5th in defined contribution plans 3rd in universal life sales (1999: US$ 183 million) 10th in variable universal life sales (1999: US$ 242 million) 5th in life reinsurance sales (1999 premium: US$ 0.5 billion) 2nd in equity indexed life sales 8th in equity indexed annuity sales Leader in worksite market

               Quick Facts for ING Group

                    Listed 14th among the Forbes Super 50 based on revenue, net income, assets and market value Among the top 10 financial services institutions in terms of market capitalization in both Europe and the US

               Fortune Global 500 Rankings

                    Among the top 50 organizations in the world based on profits Among the 30 largest organizations in the world based on revenues The second largest life insurance organization in the world based on revenues Ninth among the 100 largest foreign investments in the U.S.

               This information was provided to Aetna by ING as of 7/19/2000, and Aetna makes no representation or warranty as to its accuracy or completeness. Aetna is under no obligation to update or supplement this information.

               GROUP

               Ewald Kist - Biography

               Ewald Kist (1944, Dutch) is Chairman of the Executive Board of Amsterdam-based ING Group, one of the world's largest diversified financial services companies. Kist is responsible for the strategy and oversight of ING Group's global operations. Beginning his career as a management trainee at Nationale-Nederlanden, an ING Group predecessor company, Kist has been with the corporation for 31 years.

               Prior to his current position at the helm of the company, Kist served as vice-chairman of the Executive Board of ING Group where he was responsible for strengthening ING's leading position in its domestic market, which accounts for 40% of total income and 63% of pre-tax operational profit. Under his leadership, a major restructuring of the largest insurance company of the Netherlands, Nationale-Nederlanden, was accomplished. Throughout his tenure at the company, Kist has served in several roles. In 1977, he was promoted to member of the Board of Nationale-Nederlanden General, Life and International. He became president of the US operations of Nationale-Nederlanden in 1986 and Member and Chairman of the General Management for the Netherlands in 1989.

               Kist is also active in many industry and community initiatives. He currently serves as vice-chairman of the Association of Insurers in the Netherlands and president of the Confederation of Netherlands Industry and Employers. He is a board member of the Netherlands' Red Cross, the International Insurance Society, the National Fund Aid to Victims, the Association of University Graduates and Labour Market and the Foundation Society, Security and Police. Kist is a supervisory member of the Board of Libertel and a member of the Geneva Association and the National Platform Crime Control.

               Serving his country as First Lieutenant in the Dutch Army, Kist went on to receive his Master's Degree in Dutch Law at Leyden University in 1967. He also earned his Insurance Agent A license in 1969, prior to his start at Nationale-Nederlanden.


               This information was provided to Aetna by ING as of 7/19/2000, and Aetna makes no representation or warranty as to its accuracy or completeness. Aetna is under no obligation to update or supplement this information.

Cees Maas - Biography

               Cees Maas (1947, Dutch) joined the Executive Board of ING Group in 1992. On 1 July 1996, he was appointed Chief Financial Officer. As CFO he is responsible for Management and Financial Accounting and Investor Relations, including day-to-day contacts and financial communication with shareholders, analysts, asset managers and rating agencies.
               He co-ordinates tax, legal, and risk-management aspects and is responsible for asset and liability management policy.

               After graduating in Political Economics at Erasmus University in Rotterdam, Maas started his career at the Dutch Ministry of Finance in 1976. From 1986 until 1992, he was Treasurer-General. In this capacity, he served - among others - as chairman of the Monetary Committee of the European Union, Alternate Governor of the IMF, chairman of the personal representatives of the Ministers of Finance in the Intergovernmental Conference on the Economic and Monetary Union (Maastricht Treaty).

               In 1992, Maas switched to the private sector and was appointed to the Executive Board of ING Group. Maas holds several other posts. He is a member of the Board of Directors of the Institute of International Finance, of the Trilateral Commission and of the Institut International d'Etudes Bancaires.


               This information was provided to Aetna by ING as of 7/19/2000, and Aetna makes no representation or warranty as to its accuracy or completeness. Aetna is under no obligation to update or supplement this information.

               GROUP

               Fredrick S. Hubbell - Biography

               Fred Hubbell (1951, American) was appointed to the Executive Board of ING Group in May 2000, after joining ING Group in 1997. He has been chairman of the ING Americas and ING Asia/Pacific Executive Committees as of 1 January 2000. Prior to this position, Hubbell was General Manager ING Financial Services International North America and President and CEO US Retail Financial Services. Until the end of 1999, he was chairman of the Executive Committee ING Financial Services International.

               His appointment to the Executive Board took place only two years after ING acquired the US life insurance company Equitable of Iowa (EIC), where Hubbell was Chairman, CEO and President.

               He received his law degree from the University of Iowa in 1976. Hubbell also participated in Harvard's Programme for Management Development (1983). Hubbell worked as a lawyer for 7 years in both New York City and Des Moines, Iowa. He subsequently joined Equitable of Iowa Companies in 1983, which was started by his ancestors in 1876.


               This information was provided to Aetna by ING as of 7/19/2000, and Aetna makes no representation or warranty as to its accuracy or completeness. Aetna is under no obligation to update or supplement this information.

AMERICAS

               R. Glenn Hilliard - Biography

               R. Glenn Hilliard is CEO of ING Americas, holdings member and member of ING's Americas Executive Committee. ING Group is based in The Netherlands and is one of the world's largest diversified financial services companies. Glenn's responsibilities include the insurance, funds and retail banking operations in North and South America, with regional headquarters in Atlanta, Georgia. Glenn also serves as Chairman of the ING America Insurance Holdings Board. Hilliard began his career in the life insurance industry in 1968 as an attorney with Liberty Life Company in Greenville, South Carolina. He was promoted to vice president, general counsel and secretary of both Liberty Corporation and Liberty Life in 1975 and the director of the Liberty Corporations in 1983. He became president of Liberty Life in 1982 and CEO in 1984, and was elected CEO and chairman just prior to joining Security Life of Denver as President and CEO in 1989. Under his leadership, Security Life of Denver achieved consecutive record-breaking sales and profit years and moved to a leadership position in the general agency, life reinsurance and GIC markets.

               In January of 1993, Hilliard was appointed President and CEO of ING America Life where he created and put in place an innovative market-focused structure consisting of strategic business units and service units. One year later, Glenn was appointed to Chairman & CEO ING North America encompassing the U.S., Mexico and Canada regions. He was appointed to his current position in December of 1999.

               Glenn is very active in community works. He currently serves as a member of the Board of Directors of the Clemson University Foundation, the Board of Councilors for the Carter Center, a trustee of the Woodruff Arts Center and sits on the Board of Directors for the High Museum of Art. He is founding chairman and Chairman Emeritus of the Foothills Trail Conference and founding chairman and member of the Board of Visitors for the South Carolina Governor's School for the Arts. He is a member of the American and South Carolina Bar Associations, the American Council of Life Insurers (ACLI), the International Insurance Society (IIS), the Organization for International Investment
               (OFII), graduated from the Young President's Organization to the World's President's Organization and is a member of the International Business Fellows. He is a past member of the Board of Directors for Carolina First Corporation, a bank holding company, the National Board of the Rails-to-Trails Conservancy, the Denver Art Museum, the Greenville Art Museum, and the Colorado Symphony.

               A native of South Carolina, Hilliard received his B.A. from Clemson University in South Carolina, in 1965 and earned his J.D. from George Washington University Law School in Washington, D.C., in 1968. He also participated in the Executive Program at the University of Virginia in 1981.


               This information was provided to Aetna by ING as of 7/19/2000, and Aetna makes no representation or warranty as to its accuracy or completeness. Aetna is under no obligation to update or supplement this information.

AMERICAS

               John R. Barmeyer - Biography

               Joining Life of Georgia in 1990 as general counsel, John Barmeyer was elected vice president, general counsel and secretary that same year. In August 1992 he was elected senior vice president, general counsel and secretary for ING America Life Corporation and its subsidiaries. He also has served on the boards of Life of Georgia and Southland Life Insurance Company.

               Mr. Barmeyer now serves as the chief legal officer for the United States operations of ING America Insurance Holdings, Inc., and as general counsel for ING Americas.

               Mr. Barmeyer was previously associated with the Metropolitan Atlanta Rapid Transit Authority (MARTA) as chief counsel (1979-1990). From 1973 to 1979, he had a private law practice and before that served as a law clerk with the United States Court of Appeals.

               He is a graduate of the University of California at Berkeley
               (1968) and Harvard University Law School (1971). He is a member of the State Bar of Georgia.

               A native of Missoula, Montana, he is married to the former Patricia Thrower of Atlanta. They have two children.


               This information was provided to Aetna by ING as of 7/19/2000, and Aetna makes no representation or warranty as to its accuracy or completeness. Aetna is under no obligation to update or supplement this information.

Keith Gubbay - Biography

               Keith Gubbay is EVP Corporate Development for ING's FSI America's region. In this role, he is responsible for mergers, acquisitions, divestitures and other corporate development activity. He was previously EVP of Strategic Marketing for ING FSI Americas Region and served as a member of the Executive Committee of ING's U.S. Retail Financial Services business.

               Keith has also served as Executive Vice President - Corporate Development and Chief Actuarial Officer of Life Partner's Group, Inc. (NYSE: LPG) and its subsidiary life operations (Massachusetts General Life, Philadelphia Life, Lamar Life, and Wabash Life) from May 1, 1995 following LPG's acquisition of the Whitehall Insurance Group, until the sale of the company in July 1996.

               At Life Partners Group, Mr. Gubbay was responsible for developing a strategic direction for the Group, and subsequently led a significant corporate redirection covering financial reporting and profit measurement, financial arrangements with major producer groups, and a complete change of the product line. LPG, a holding company with assets of over $5 billion and annual sales of new universal life insurance premiums of $110 million, was sold to Conseco, Inc. in July 1996 in a transaction valued at $840 million.


               This information was provided to Aetna by ING as of 7/19/2000, and Aetna makes no representation or warranty as to its accuracy or completeness. Aetna is under no obligation to update or supplement this information.

          ***********************************************************

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE
MAKING A DECISION CONCERNING THE MERGER.

This document does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, http://www.sec.gov, and Aetna's Web site, http://www.aetna.com. Updated information with respect to the security holdings of these individuals will be included in the final proxy statement to be filed with the SEC.

CAUTIONARY STATEMENT -- Certain information in this document concerning the transaction with ING is forward-looking, including statements regarding the amount of cash per share that Aetna's shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and Aetna's expectation as to the closing date of the ING transaction. Certain information in this document concerning Aetna's health business is also forward-looking, including the future business prospects for Aetna's health business and Aetna's expectations as to the future impact of certain actions and plans Aetna intends to implement in its health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time; the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.


                 * * * * * * * * * * * * * * * * * * * * * * * *

-------------------------------------------------------------------------------
T. McInerney letter to plan sponsors
-------------------------------------------------------------------------------

I'd like to share some news that is exciting for both of us. Aetna Financial Services is going to become part of one of the largest financial services companies in the world - ING Group. That means you and your employees will benefit from broader investment opportunities, even better technology and expanded customer service capabilities.

Today, Aetna announced it has reached an agreement to sell Aetna Financial Services to ING. I will become CEO of U.S. Worksite Business for ING Americas. This will include Aetna Financial Services' health, education, government and corporate business units as well as the education (403b), corporate (401k) and worksite marketing operations (group insurance business) of ReliaStar (which is also in the process of being purchased by ING). The U.S. Worksite Business will be headquartered in Hartford.

We remain fully committed to providing valuable products and services to all the customers who rely on us every day to be the company that offers them smart solutions. In fact, as part of the ING organization, we will be even stronger and will have access to greater resources that can be put to work for you and your plan participants.

We expect the sale to be completed by the end of the year. At that point, Aetna Financial Services will become part of one of the 15 largest companies in the world (based on revenue and other key measures). We will belong to a franchise with a market capitalization of over $60 billion. On a pro-forma basis, ING's assets under management will be an estimated $467 billion after the close of the Reliastar and Aetna transactions. Most importantly, we will be part of a global financial services leader that has the vision, strategy and financial resources to be the worldwide leader in financial services. In today's consolidating financial services market, this development positions us well and offers clear advantages to you as our customers.

Some time in the past you welcomed us as your financial services partner. You have my commitment that we will continue to reinforce the benefits of your decision. If you have any questions, please feel free to call me personally or your local sales representative.

Our goal is to close the sale by year-end. We will provide updates as needed on milestones that are important to you. In the meantime, please feel free to share the attached letter with your plan participants or refer them to their local sales representatives, visit our website at aetnafinancial.com or our call center at (800) 262-3862.

Thank you for allowing us the opportunity to provide smart solutions for you and your participants.

Sincerely,

Thomas J. McInerney

Securities offered through Aetna Investment Services Inc.

-------------------------------------------------------------------------------
T. McInerney letter to plan participants - attach to Plan Sponsor Letter
-------------------------------------------------------------------------------

Dear Aetna Financial Services Customer:

Today I'd like to briefly share some information about a new development that means greater opportunity for all of us. Our parent company, Aetna Inc. recently announced it has reached a definitive agreement to sell Aetna Financial Services to ING Group. We will become part of a much larger organization with greater resources. This will not change our commitment or ability to provide valuable products and services to you and millions of other people who rely on us every day to be the company that offers smart solutions. In fact, you'll still work with your local sales representative to make decisions that are right for you.

We believe people often can achieve more through partnerships than they can on their own. We see ourselves as your partner in working toward achieving your long-term financial savings and investment goals. By providing products and services that offer you choice and flexibility, we offer you the ability to decide what makes the most sense for you given your unique needs and specific goals. ING, our new partner, is one of the 15 largest companies in the world (based on revenue and other key measures). By becoming part of this organization, Aetna Financial Services will be able to offer you even more choices and more flexibility in how you manage and work toward your life goals.

I am excited about this change because of the opportunities it represents for you and your family. All of us at Aetna Financial Services appreciate your business and we are committed to continuing our partnership with you in the years to come.

If you have any questions, please contact your local sales representative, visit our website at aetnafinancial.com or call our customer service center at
(800) 262-3862.

Sincerely,

Thomas J. McInerney


Securities offered through Aetna Investment Services Inc.

-------------------------------------------------------------------------------
Message from Tom McInerney: to field distribution (including producers/ intermediaries)
-------------------------------------------------------------------------------

Today Aetna announced it has reached a definitive agreement to sell Aetna Financial Services and Aetna International to ING Group. Once the sale is complete, we will be part of one of the 15 largest companies in the world (based on revenue and other key measures) and part of the second largest life company in the world (based on revenues). We will have more than 90,000 colleagues in more than 60 countries. And we will belong to a franchise with a market capitalization of over $60 billion. On a pro-forma basis, ING's assets under management will be an estimated $467 billion after the close of the ReliaStar and Aetna transactions. Most importantly, we will be part of a global financial services leader that has the vision, strategy and financial resources to be the worldwide leader in financial services. We are no longer witnesses to the tremendous consolidation of the global financial services industry - we are at the leading edge of it.

This extraordinary development in our business holds both opportunity and excitement. I believe there will be more opportunities for the professionals who comprise our current distribution system. ING has been clear about the value they place on distribution channels and the value of broad product portfolios. As part of this new organization, you will benefit from the kind of resources only an organization of this size can offer. Whether it's investments in new technology, more advertising or improved customer service capabilities, we all stand to gain from this new relationship.

I am pleased to note I will take on the role of CEO of U.S. Worksite Business. This will include Aetna Financial Services' health, education, government and corporate business units as well as the education (403b) and corporate (401k) operations and the worksite marketing operations (group insurance) of ReliaStar (which ING is also in the process of purchasing). The U.S. Worksite Business will be headquartered in Hartford.

The AFS individual annuity business and Financial Network Investment Corporation will become part of the ING Americas U.S. Retail Financial Services operation headed by Bob Salipante, the COO and president of ReliaStar. John Kim will be responsible for all investment products distribution excluding the Pilgrim mutual funds and will report to Bob Salipante.

John Kim will also maintain his current role as president and CEO of Aeltus. In addition, he will assume responsibility for the ING-branded mutual funds and all institutional money management efforts of ReliaStar and ING Investment Management - Americas. In this capacity, John will report to John Turner who will assume the role of general manager and CEO of Mutual Funds.

As a global leader, ING has been making strategic acquisitions for a number of years. We attracted their attention because we are a strong company with an impressive track record. As part of the ING organization, we will be even stronger and I know with your help we'll continue to deliver the kind of service, product choice and flexibility that are so important to our customers.

Our goal is to close the sale by year-end. While the next several months represent an important transition period for our organization, we expect the transition to have minimal impact on our customers and our distribution partners and the overall change to offer new opportunities for all of us. There are many questions we can't answer at this point, but be assured we are fully committed to making decisions as quickly as possible and communicating them to everyone as soon as we can.

          ***********************************************************

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE
MAKING A DECISION CONCERNING THE MERGER.

This document does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, http://www.sec.gov, and Aetna's Web site, http://www.aetna.com. Updated information with respect to the security holdings of these individuals will be included in the final proxy statement to be filed with the SEC.

CAUTIONARY STATEMENT -- Certain information in this document concerning the transaction with ING is forward-looking, including statements regarding the amount of cash per share that Aetna's shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and Aetna's expectation as to the closing date of the ING transaction. Certain information in this document concerning Aetna's health business is also forward-looking, including the future business prospects for Aetna's health business and Aetna's expectations as to the future impact of certain actions and plans Aetna intends to implement in its health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time; the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.

                 * * * * * * * * * * * * * * * * * * * * * * * *

Questions and Answers for Employees

Sale to ING -
-----------
Why didn't Aetna split into two independently traded companies?

     All along, we've said that our goal is to deliver shareholder value, and we've also said that we would review any legitimate proposal that may enhance value. This is an attractive offer that we think makes sense for our shareholders and is also in the interests of our other constituents.

What will happen to AFS management?

     AFS management and all AFS and AII employees will be employed by ING at closing.

     Tom McInerney will take on the role of CEO of U.S. Worksite Business for ING Americas. This will include Aetna Financial Services' health, education, government and corporate business units, as well as the education and corporate operations and the worksite marketing operations of ReliaStar. The U.S. Worksite Business will be headquartered in Hartford.

     The AFS individual annuity business and Financial Network Investment Corporation will become part of the ING Americas U.S. Retail Business operation, which is to be headed by Bob Salipante, COO and president of ReliaStar, which also is being purchased by ING. Aeltus will continue to report to John Kim. He will be president and CEO of Aeltus, as well as ING-branded retail mutual funds.

Where will the financial services business be headquartered?

     ING has committed to maintain company operations in Hartford. The Tower building that AFS now occupies will be leased to ING at market rate for seven years.

Will the financial services business continue to operate under the Aetna name?

     The financial services business will operate under the Aetna name for a three-year interim period. After the first 18 months, ING may use the name only in conjunction with an ING brand (e.g., "ING/Aetna").

How many employees will be transferred to ING as a result of the transaction?

     All employees of AFS and AII as of closing, plus up to approximately 200 corporate employees. The majority of the corporate employees to be transferred will be in IT, and perhaps other necessary support services over time. A smaller group will be in the areas of audit, controllers and tax.

Will there be layoffs in financial services and international?

     This transaction is not about layoffs. Of course, ING will determine appropriate staffing levels for all of its businesses, not just the AFS and AII acquisition. But ING has committed to having a significant presence in Hartford. ING has agreed to keep a severance program for AFS and U.S.-based AII employees equivalent to Aetna's in effect for at least two years from the closing date. And ING has agreed to provide for at least one year benefits to AFS employees, which, in the aggregate, are comparable to the current Aetna benefits.

When will employees know if they are going to lose their jobs?

     Any employees who are affected will be notified in a timely manner once decisions are made.

New health company -
------------------
Wherewill the health company be headquartered?

     The health company will be headquartered in Hartford.

What will happen to Blue Bell and Middletown?

     Aetna will continue to have major facilities in Blue Bell and Middletown.

Will the health company continue to use the Aetna name?

     The new health company will be named Aetna Inc., and will have full rights to use the Aetna name in connection with its current businesses and operations.

Will Aetna change its logo?

     Decisions on brand positioning and corporate identity issues will be announced later.

What Hartford-area properties will the health company keep?

     The health company will keep the Rogers building (151 Farmington Avenue), as well as the Middletown (Aetna leases) and Windsor (Aetna owns) properties. In addition, the health company will continue to own State House Square (which houses Aeltus), but will lease part of it to ING. The health company will continue to own the Hartford Civic Center Mall.

What happens to CityPlace?

     ING will assume the master lease on CityPlace.

Won't the health company need far fewer corporate employees than at present?

     Some jobs may be affected, but it is too soon to know how many. The company hopes to rely largely on attrition. The health company still will need functions that currently exist at the corporate level (e.g., human resources, finance, corporate governance, compliance, SEC reporting, investor and public relations, etc.).

Employee and benefits questions -
-------------------------------
Does the close of the sale trigger a change in control?

     Yes.

What happens to employee stock options once the sale is completed?

     All the unvested options will vest. The Board's Committee on Compensation and Organization will adjust the options to reflect the sale. The value of stock options will be paid in cash or in new options in the health company.

What happens to bonuses?

     Management intends to fund the annual bonus pool at least at target performance level for this year. As always, awards on an individual basis will be made based upon performance evaluations. Compensation decisions ultimately will be made by the Board's Committee on Compensation and Organization.

What about Aetna's retirees - will they stay with the health business or go with AFS?

     The health business will retain all retirees. Only active AFS and AII employees will go to ING.

Questions impacting AFS/All employees -
-------------------------------------
Will severance packages be offered to AFS and U.S.-based AII employees who are laid off?

     Yes. Severance packages will be offered to U.S. employees. ING has agreed to provide any affected financial services or international employees (within two years) the current Aetna job elimination severance program. If any other (corporate) employees are affected, they of course would qualify for Aetna severance. (Aetna has previously announced its job elimination severance program.)

How will these transactions affect AFS and AII employees' holdings in the 401(k) plan?

     As of closing, unvested 401(k) balances of AFS and U.S.-based AII employees transferring to ING will be vested. After the closing, the 401(k) balances of AFS and AII employees will be transferred to an ING 401(k) plan.

What happens to bonuses for AFS, All and corporate employees who go to ING?

     The annual bonus program, including performance goals and funding arrangements still is in place. If the sale closes this year, management intends to fund the annual bonus pool for performance at least at target level.

What happens to the pension benefits for AFS and AII employees?

     Liabilities of the pension plan of AFS and AII active employees (and related assets) will be transferred to an ING pension plan. ING will be responsible for administering the ING pension plan for AFS employees after the closing. Employees will receive credit for their service at Aetna under the ING plan.

What happens to those eligible for retiree medical coverage?

     Active employees in AFS and AII eligible for retiree medical at the closing will be eligible to elect retiree medical health coverage from the health business. Employees not eligible for retiree medical health as of the closing will participate in the ING retiree medical plan.

When will we hear more in detail about benefits?

     ING and Aetna will coordinate to provide a regular update on benefits for affected employees.

          ***********************************************************

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE
MAKING A DECISION CONCERNING THE MERGER.

This document does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, http://www.sec.gov, and Aetna's Web site, http://www.aetna.com. Updated information with respect to the security holdings of these individuals will be included in the final proxy statement to be filed with the SEC.

CAUTIONARY STATEMENT -- Certain information in this document concerning the transaction with ING is forward-looking, including statements regarding the amount of cash per share that Aetna's shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and Aetna's expectation as to the closing date of the ING transaction. Certain information in this document concerning Aetna's health business is also forward-looking, including the future business prospects for Aetna's health business and Aetna's expectations as to the future impact of certain actions and plans Aetna intends to implement in its health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time; the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.

                 * * * * * * * * * * * * * * * * * * * * * * * *

                              Aetna US Healthcare
                                Conference Call
                                 July 20, 2000

Operator: Ladies and gentlemen thank you for standing by and welcome to the Aetna Inc. analyst teleconference. At this time all participants are in a listen only mode. Later we will conduct a question and answer session with instructions being given at that time. If you should require assistance please depress star followed by zero on your touch-tone phone. I would now like to turn the conference over to Ms. Robyn Walsh, vice president of investor relations.

Robyn Walsh: Good morning, thank you for joining us on such short notice. Aetna announced this morning that we have entered into a definitive agreement with ING group to sell our financial services and international business. Joining me this morning are Aetna Chairman and CEO Bill Donaldson, Aetna Vice Chairman and CFO Alan Weber, Aetna Financial Services president, Tom McInerney. After statements by Bill Donaldson and Alan Webber, Tom McInerney will then join us for Q&A.

On Tuesday we announced that due to a rise in the medical cost trend for the second quarter, Aetna's second quarter earnings range would be lower than expected. We will be prepared to discuss the health business in detail on our second quarter earnings conference call on August 4th. Accordingly we ask that you limit your questions during the Q&A to today's announcement.

During the call we will make forward-looking statements. Some factors that may materially impact these statements and could cause actual future results to differ materially from currently expected results are described in greater detail in our SEC filings, particularly the Aetna 1999 form 10K and 1999 annual report, our first quarter 2000 form 10K and the form 8K we filed on July 18th and of course the one we will file today.

Bill Donaldson: Good morning while we previously stated our intentions of separate global services business into an independent publicly traded company, we had also said that we would review and consider legitimate opportunities presented to us. I am pleased to say that we entered into a definitive agreement with ING Group. We believe the terms of the deal, which Alan will review with you in a moment, are attractive for Aetna shareholders.

For each share Aetna shareholders will receive a cash component and one share in the new health company. Importantly the structure is expected to result in minimal tax to Aetna, maximizing the amount of cash shareholders receive. With this transaction we believe we have taken an important step toward achieving our stated goal of delivering value to shareholders while also taking into account the concerns of customers, employees and other constituents.

Under ING Group's ownership the financial services and international businesses will be part of a strong global company with a significant commitment to continued future growth. Our customers will benefit from ING group's financial strength, access to substantial resources, broad product array and international expertise. Further Aetna's shareholders will also retain ownership of the new health company, which we believe represents a turn around opportunity as we take steps to improve not only the financial performance but also the redefinition of the company's business model. It presents a significant opportunity to create additional shareholder value that we intend to achieve for our shareholders. I would now like to turn this over to Alan Weber who will review the details of the transaction with you.

Alan Weber: Thank you Bill, I am pleased to review these details with you today, as I believe the transaction with ING is an attractive deal for shareholders. Aetna will sell its financial services and international businesses to ING for approximately $5 billion in cash, which will go directly to shareholders. ING Group will assume Aetna's long-term debt of approximately
2.7 billion. The total value of the transaction is approximately $7.7 billion dollars.

ING Group will acquire Aetna's financial services business and its international business. Some subsidiaries may be sold separately but this will not impact the proceeds our shareholders will receive from the overall transaction. Aetna Global Benefits will be moved from the international business to the health company as part of the transaction. Aetna will spin off a new health business to shareholders, which will include Aetna US Healthcare, Group Insurance and Large Case Pensions pension as well as Aetna Global Benefits. Simultaneously the parent company and its remaining subsidiaries, which will house the financial services and international businesses, will merge with the newly formed subsidiary of ING.

In exchange for each Aetna share Aetna shareholders will receive one share of the new health company and approximately $35 per share in cash. There will be minimal taxes for the corporation and favorable tax treatment for the shareholders. Depending on their cost basis and holding period the share holders will be subject to capital gains taxes on the cash distribution plus the value of the health company shares received in the transaction. Addressing the debt situation for the new health company, our intention is that the health company will have an investment grade rating at closing. We expect the new company will carry an amount of debt commensurate with investment grade ratings. We believe the new health company will be positioned to have the financial flexibility necessary to achieve its goal. Naturally the transaction is subject to regulatory and shareholder approval and other closing conditions. Aetna's goal is to effect the sale and spin off transaction by the end of 2000. This is a recap of the transaction and I will be happy to answer your questions at the end of the call.

Bill Donaldson: Thanks Alan, following the close of the transaction with ING Aetna will remain the nations largest healthcare benefits company with 19.5 million health members, 14.8 million dental members and 11.5 million group insurance members. The health company has considerable competitive strength, broad geographic reach, strong market positions, a large membership base, comprehensive product offerings, extensive provider networks, information technology expertise and dedicated employees who are recognized experts in their field. We believe our health business has strong potential to deliver significant value to our shareholders long-term. With the previously announced higher than anticipated rise in medical costs for the second quarter we have an even stronger sense of urgency to make the changes necessary to get our health business on the right track.

We have recently undertaken a comprehensive review of the company's health business model and strategies. As a result we are implementing a number of initiatives developed by our strategic teams to improve the performance of our health business. These steps are focused on both the immediate needs to improve financial performance and the imperative to transform our business model to offer more flexibility and choice. Our strategic initiatives which were listed in the press release on Monday include restructuring our product portfolio including the introduction of new products, improving relations with doctors and hospitals, leveraging Aetna's vast healthcare information technology assets, realigning management and employee incentives, restructuring sales and broker compensation to encourage account retention and new business development and strengthening management starting with the selection of a new CEO with leadership abilities.

Our goals are to work diligently to improve financial performance to restore our relationships with physicians, hospitals and members and to keep pace with the marketplace developments, which increasingly call for a consumer centric model. We believe that these efforts will enable us to better leverage our considerable competitive strength and usher in a new era of growth for our health business, which should result in greater shareholder vales.

Robyn Walsh: Thank you Bill, that completes the prepared portion of the call. We will now open the call to questions regarding today's announcement. We ask that you please limit your time to one question and one follow up.

Operator: Ladies and gentlemen if you wish to ask a question please depress the one on your touch-tone phone. You will hear a tone indicating that you have been placed in queue. You may remove yourself from queue at any time be depressing the pound key. The first question comes from the line Weston Hicks with JP Morgan. Please go ahead.

Weston Hicks: I was wondering if you could answer the question as to the accounting treatment on the goodwill for the new company. Is there a market write down at the time of the restructuring?

Alan Weber: There is no change. The preponderance of good will will move along with the health company into the new health company and there is no good will transaction that we will take at this time.

Weston Hicks: The follow up question is; can you give us an idea of the earnings base of the global benefits businesses?

Alan Weber: The Aetna Global Benefits Businesses is a business that has an earnings base under $10 million.

Operator: The next question is from Leon Cooperman's line with Omega Advisors. Please go ahead.

Leon Cooperman: Good morning and congratulations. I appreciate the fact that the management remained flexible and was willing to consider other alternatives than that alternative you originally set out with. Having said that I would like to stick on the philosophical side. We turned down $70 a share a number of months ago, saying it was inadequate. I guess back in 1998 we bought back 12 million shares and paid 80 and bought a fair amount of stock in the mid 50's subsequent to that. I would be curious; I realize you don't want to get involved in earnings guidance until August 4th, for the ongoing company. I am curious as you work with your investment bankers and your internal financial staff, how do you see this transaction coupled with what you believe is normal valuation of the health care businesses? How do you compare this to having accepted a $70 offer a number of months ago?

Alan Weber: Let me just say a couple of things. First of all we never had a $70 offer. What we had was a proposal to explore the possible acquisition of the entire company with a package that the proposers indicated was worth $70 a share. I think it is pretty clear that there wasn't $70 a share there particularly clear given that had the transaction been done with WellPoint let's say particularly given the unfortunate decline in our second quarter earnings. There never was a $70 offer. I think that what we feel is that the price that ING has offered us for the financial services business is an exceptionally good offer. We can get into the details of that if you want. We also feel that we have considerable opportunity now with the focus that we will have on the health business to make the changes that need to be made there. We think in the long haul that both of these moves are in the interest of shareholders.

Leon Cooperman: A follow up question; the timetable for a new CEO of the health care business?

Alan Weber: We have a search underway as you know. We have interviewed a number of people. We have boiled the list down to a manageable list and we are pursuing on that. We hope to be able to announce that just as soon as we zero in on the right person.

Operator: The next question is from John Levin's line from John Levin and company.

John Levin: I do also congratulate you and Dan Theriault,( Dan Theriault an analyst with John Levin) certainly, I am just not sure where Dan is. I congratulate you both on the structure and the approach you took here which I think was innovative and in shareholders interest. I have two relatively quick questions. One is following up on the question in the good will. Does it logically provide the opportunity to look at that issue in the near future and secondly could you since you discussed healthcare, one of the main issues, are there issues around of important uncertainty why you won't discuss it until August 4? The fact that you won't discuss it to me might engender more uncertainty whereas you assume you would discuss it when and if you announced the financial transaction.

Alan Weber: You know we always look at our goodwill and the value of our various assets. We determined at this point in time that we are just not going to make any changes in that regard. With respect to the health company and what is going on, as we stated previously we have been looking at recent trends in the business and we felt it was important to make that announcement publicly when we sought something. We will have a full statement on August 4th of exactly what we know at that time and given that it is a couple of weeks beyond this date we will have even better information than we could give today.

Operator: The next question is from Ed Kroll's line with SG Cowen. Please go ahead.

Ed Kroll: I am wondering about the new co and your plans for the dividend?

Alan Weber: As far as the dividend goes the board has not addressed that question yet. We will be paying dividends commensurate with what other companies do in the health care industry.

Ed Kroll: Most of your peer companies in the health care space do not pay a dividend.

Alan Weber: Well, as I said we haven't really fully addressed that issue yet. Certainly there are some that don't, but United does pay a minimal dividend.

Ed Kroll: A quick follow up, the global benefits business, can you just remind us what sort of services and products that business entails?

Alan Weber: Yes, that business provides healthcare services for ex-patriots of different countries around the world and facilitates people from other countries coming into the United States to get health care benefits.

Operator: The next question is from Arun Kamar with Chase Securities. Please go ahead.

Arun Kamar: Congratulations on the deal, the question I have is one, what about the Brazilian health operations? Has that gone as part of this transaction to ING? The second one, can you give any guidance on what the book equity of the ongoing new Aetna would look like?

Alan Weber: As far as Brazil goes, yes, the Brazil assets were sold to ING and will go in this transaction. As far as the equity goes, we will be capitalizing this company commensurate with what we believe to be investment grade rating at the time. So we will determine a debt structure at that point. We will be able to give you more specific information then.

Arun Kamar: Given that most of the debt that you have is going with ING, have you any intention to pay down any of the remaining debt that will remain on the new Aetna's books?

Alan Weber: Yes, well the long-term debt is going with ING. We obviously have short-term debt. Our total debt is about 4.2 billion. The long term debt is 2.7 of that. As I have said we will be capitalizing the company with the intention in mind of getting an investment grade rating.

Operator: The next question is from Paul Goulekas' line with Conning. Please go ahead.

Paul Goulekas: When might you be able to buy stock and can you characterize whether or not you would even if you could you would between now and the end of the year?

Alan Weber: We think investors are going to be very pleased with this transaction because they are getting essentially $35 per share in cash directly from ING pursuant to this sale. We do not have any intention at this point to be buying back stock given that we are remitting at this time $35 to each shareholder.

Operator: The next question is from Ken Abramowitz' line with Sanford Bernstein. Please go ahead.

Ken Abramowitz: I was wondering relative to the cost savings that you previously announced of $100-150 million dollars I imagine some of that had to do with financial services, which won't be around. I was curious, do you have a revised number for cost saving and can you give any update as to how that is coming along.

Alan Weber: I am not giving any revised numbers. We will be able to talk more about that on August 4. You are correct, there is a portion of the savings that did apply to financial services. Of course those were very solid plans and they will be continuing to do that throughout the rest of the year, as we don't plan on closing this transaction until the fourth quarter.

Ken Abramowitz: Is there anything specific that you can highlight that you have already done?

Alan Weber: We said we would save between $100-150 million and we are on track with that plan. It is moving along very steadily as the months go by.

Ken Abramowitz: I meant is there one or two anecdotes you can highlight of something you have already done that would incorporate some of that savings?

Tom McInerney: Just to give you an example in the financial services business we have moved forward on making some investments in our operating platform. That has brought increased automation efficiency, which has allowed us to allow mostly attrition to manage our staffing levels. We realized on plan and on target with what we told you, the expense savings that we expected in the financial services business.

Operator: The next question is from Roberta Goodman's line with Merrill Lynch. Please go ahead.

Roberta Goodman: Could you talk a little bit about the non-interest corporate overhead expenses and how much we should expect to be assumed by ING and how much we would expect to remain with the health new co?

Alan Weber: There are really approximately 4000 people in corporate because that includes all of our backbone computer services as well as all of the support services that the company has. I would expect that there is a portion of that overhead that we typically apply to the financial service business of about 15% and some of that would get transferred along with some of the employees, perhaps as many as 200 to ING from the corporate sector. Then we will be going through in the next six-months a very intensive review of our corporate expenses, obviously with an eye towards reducing them in a meaningful way, prior to the launch of the new health company in the first quarter.

Operator: The next question is from Joe France's line with First Boston. Please go ahead.

Joe France: Alan in your introductory remarks if I understood them correctly you said that some of the subsidiaries that will end up in the Aetna could be sold separately. Is that correct?

Alan Weber: Yes.

Joe France: Did you identify them and I just missed it?

Alan Weber: No, some of the subsidiaries in the old Aetna, not the new Aetna. What I meant to say was that ING has purchased all of Aetna International and between now and year end there may be some sales that we make of some of those subsidiaries that are smaller and those proceeds will be left in the international vehicle.

Joe France: Going back to the goodwill question, not to beat a dead horse, I am curious. You said that you continue to review the issue of goodwill and I realize it doesn't change cash earnings and all of that. What are the key factors that determine whether or not you will write down goodwill or won't given the disappointments like this week and others that have been in the past?

Alan Weber: Just to repeat, the majority of the goodwill will remain with the health company. There will not be any write-offs of goodwill associated with the transaction. We routinely test for the recoverability of goodwill for our financial statement presentation. We will be continuing to do this going forward.

Operator: The next question is from Bill Popper's line with P. Schoenfeld Asset Management. Bill your line is open. We can move on. We have a question from Jay Leopold's line with Legg Mason Funds.

Jay Leopold: There is an awful lot of cash and short-term investments on your balance sheet. How much of it will be staying and how much of it will be going?

Alan Weber: Just to be clear, with regard to this transaction, the $5 billion proceeds, all of it will be going directly back to shareholders. With respect to our other cash, we have a number of mechanical things that have to happen in order to conclude this transaction. The long-term debt goes to ING. We will undoubtedly have to get some financing. We will repay our commercial paper and then reissue debt. We will keep some short-term cash in place for flexibility during this transitional period. But there is no intention at this point in time to buy back stock if that is what you are...

Jay Leopold: In other words when calculating enterprise value you incorporate that amount of debt you have and the amount of cash you have. I am trying to do a pro forma going forward, and you have considerable amounts of cash on your balance sheet. I was wondering whether ING gets any of that cash as part of the transaction since they are taking 2.7 of the debt.

Alan Weber: I am sorry Jay, ING does pick up the balance sheet of AFS and International so whatever cash is included in the balance sheet, they get that.

Jay Leopold : That is what I am asking, how much cash? You have a consolidated balance sheet you have provided.

Alan Weber: Yes, I don't have that figure in front of me Jay. I would have to get back to you on it.

Jay Leopold: OK, regarding the book value of the health company this transaction does not affect that one way or another?

Alan Weber: No.

Operator: The next question is from Arthur Powell's line with Prudential. Please go ahead.

Robyn Walsh:  Good morning Arthur?  We should move on then.

Operator: We have a question from Dave McGowan's line with Solomon Smith Barney. Please go ahead.

Dave McGowan: I wanted to follow up on a question a little bit earlier. I think you may have clarified a little bit. With respect to the short-term debt, it sounds like it is staying with the new Aetna. Do you plan to refinance the commercial paper prior to the spin off or spin off the new Aetna with the commercial paper? If that is the plan do you need to get consent from the holders of that debt?

Alan Weber: We plan to refinance the debt prior to the spin off. As I said we will be refinancing the new company commensurate with investment grade rating.

Dave McGowan: So the financing will be done under the current corporate structure but presumable with the idea that it is going to be going with the new Aetna.

Alan Weber: Yes that is correct. We are likely to be getting some bridge financing in order to repay the short-term debt simultaneous with the transaction and then we will obviously be issuing new debt.

Operator: The next question is from Richard Pzena's line with Pzena Investment Management. Please go ahead.

Richard Pzena: I wanted to follow up on the question about the net cash that is on the balance sheet because there are two issues. One is roughly a billion dollars of net cash and two; there is about a billion dollars in the excess of investments over reserves. Which you must have some idea how much of it is on the books of the Life business verses the health business. It is $2 billion we are talking about. My question is. On the remaining health business, by how much does the investment account exceed the reserve account?

Alan Weber: I am sorry, Richard, I can't answer that at this point. I just don't have the information in front of me. I would be happy to get back to you. I don't have it in front of me.

Richard Pzena: OK, I will follow up later.

Operator: The next question is from Luca Ippolito's line with Chesapeake Partners. Please go ahead.

Luca Ippolito: Just a moment please.

Operator: Luca's line is open.

Luca Ippolito: This is Luca Ippolito with Chesapeake Partners. If there is tax leakage or minimal tax leakage does that come out of the $35 dollars that we receive from ING or does it effectively come out of Aetna's balance sheet, Aetna Healthcare's balance sheet?

Alan Weber: As we said we do expect minimal corporate taxes from this transaction. Individual shareholders would look at the total of the $35 that they have plus the market value of the new Aetna stock. They would subtract from that the cost of their original Aetna stock and they would be taxed on that as a capital gain based upon their holding period.

Operator: The next question is from John Rex's line with Bear Stearns and Company. Please go ahead.

John Rex: Just a quick question here, what is your time frame here for repackaging your reporting? How you report the segments and such, to reflect the new structure here? Is that Q3? When do you expect to start seeing it reported that way?

Alan Weber: Right now we are not really planning on changing anything until '01. Many of these things are already broken out. The health company Large Case Pensions, Aetna International and Aetna Financial Services, you have got them all there and we break them out in the segment pieces. The only piece that would not be visible frankly is the Aetna Global Benefits, which was part of Aetna International. As I already said that is less than $10 million in earnings.

John Rex: And you won't be doing anything different with corporate until '01 then?

Alan Weber: No, we will not be doing anything different with corporate until '01.

Operator: We have a question from Leon Cooperman's line with Omega Advisors. Please go ahead.

Leon Cooperman: Just trying to get at an earning power question. If you look at your competition, this is really on the company going forward, lets say it is WellPoint Cigna and UNH, on average they earn 5% after tax operating income and we are earning less than 2. Alternatively if you look at Enterprise Value, the revenues, they average 52% and we are approximately 18%. Given the programs you are working on internally and given a reasonable time frame which we'll define as anywhere from 24-36 months. Is there something inherently wrong with Aetna's book of business that you can't move towards an industry average over this period, which would give substantial operating leverage? Is there something that one would conclude inappropriately to look at your competition as a benchmark, your peer group? Is this in the cards? Are you optimistic that you can get here?

Bill Donaldson: We really would like to defer the answer to that question until we talk to you on the fourth. The quick and dirty answer is that there is nothing wrong with our book of business. There is nothing that would inhibit us from approaching industry standards and that is our goal. As you can see we have already started to do that by our movement on our Medicare HMO's and you will be seeing some other moves by us. We will give you that in detail when we talk to you in a couple weeks time.

Operator: If there are additional questions please depress the one on your touch-tone phone.

Robyn Walsh: Thank you for participating in the call today. ING Group will also host an analyst call today at noon Eastern Time. As a reminder we will be releasing second quarter earnings on Friday August 4th and we will hold a conference call at 9:00 AM. Thank you again and have a good day.

Operator: Ladies and gentlemen that concludes our conference for today. Thank you for your participation and you may now disconnect.

          ***********************************************************

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE
MAKING A DECISION CONCERNING THE MERGER.

This document does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, http://www.sec.gov, and Aetna's Web site, http://www.aetna.com. Updated information with respect to the security holdings of these individuals will be included in the final proxy statement to be filed with the SEC.

CAUTIONARY STATEMENT -- Certain information in this document concerning the transaction with ING is forward-looking, including statements regarding the amount of cash per share that Aetna's shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and Aetna's expectation as to the closing date of the ING transaction. Certain information in this document concerning Aetna's health business is also forward-looking, including the future business prospects for Aetna's health business and Aetna's expectations as to the future impact of certain actions and plans Aetna intends to implement in its health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time; the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.

                 * * * * * * * * * * * * * * * * * * * * * * * *

Letterhead of John Kim


July 21, 2000

We have some exciting news to share with you. Yesterday, Aetna announced that it has reached an agreement to sell its financial services business to ING Group. As a result, Aeltus will become part of one of the largest financial services companies in the world. We are confident that this change will further enhance our ability to provide our clients with the highest level of professional investment management and service.

We expect the sale to be completed by year end. The Aeltus franchise will then become an independently managed subsidiary of ING Group, a global conglomerate with a market capitalization of over $60 billion, and assets under management estimated at $467 billion. Most importantly, Aeltus will be aligned with a company that has the vision and resources to become the worldwide leader in financial services.

I will continue as CEO of Aeltus, and will assume responsibility for the institutional money management efforts of ING Investment Management - Americas. I assure you that Aeltus remains fully committed to providing high value investment solutions and services to our clients, and maintaining a work environment and culture that retains and attracts key personnel. In fact, as part of the ING organization, we will become even stronger and have access to greater resources to achieve these ends. Our top-flight investment and service professionals remain committed to delivering the best investment results and support for our clients.

Today marks the beginning of a transition process that will take several months. We will be in touch with relevant information as the process unfolds.

We appreciate the trust and confidence you have placed in us. You have my commitment that we will continue to work each day to validate your decision to partner with us. Please feel free to call me or a member of your Aeltus service team with any questions or comments.

Sincerely,

/s/ John

          ***********************************************************

Aetna will be filing a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's Web site, http://www.sec.gov. In addition, documents filed with the SEC by Aetna will be available free of charge by calling 1-800-237-4273. Documents filed with the SEC by ING will be available free of charge from the Investor Relations Department, Strawinskylaan 2631.1077 ZZ Amsterdam, P.O. Box 810, 1000 AV. Amsterdam, The Netherlands 31-20-541-5462.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE
MAKING A DECISION CONCERNING THE MERGER.

This document does not constitute a solicitation by Aetna or its board of directors of any approval or action of its shareholders.

Aetna and its board of directors will be soliciting proxies from Aetna stockholders in favor of the merger. You can obtain more information about Aetna's directors and officers and their beneficial interests in Aetna's common stock from the SEC's Web site, http://www.sec.gov, and Aetna's Web site, http://www.aetna.com. Updated information with respect to the security holdings of these individuals will be included in the final proxy statement to be filed with the SEC.

CAUTIONARY STATEMENT -- Certain information in this document concerning the transaction with ING is forward-looking, including statements regarding the amount of cash per share that Aetna's shareholders are projected to receive from the transaction, the tax-efficient nature of the transaction, and Aetna's expectation as to the closing date of the ING transaction. Certain information in this document concerning Aetna's health business is also forward-looking, including the future business prospects for Aetna's health business and Aetna's expectations as to the future impact of certain actions and plans Aetna intends to implement in its health business. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties, many of which are beyond Aetna's control. Important risk factors could cause the actual future results to differ materially from those currently estimated by management. Risk factors that could materially affect statements made concerning the ING transaction include, but are not limited to: the capitalization of Aetna on the closing date, including the number of shares outstanding at that time; the timely receipt of necessary shareholder, regulatory and other consents and approvals needed to complete the transaction, which could be delayed for a variety of reasons related or not related to the transaction itself; the fulfillment of all of the closing conditions specified in the transaction documents; and the results of, and credit ratings assigned to, Aetna's health business at and prior to the closing of the ING transaction. Risk factors that could materially affect statements made concerning the results of Aetna's health business include, but are not limited to: continued or further unanticipated increases in medical costs (including increased medical utilization, increased pharmacy costs, increases resulting from unfavorable changes in contracting or recontracting with providers, changes in membership mix to lower premium or higher cost products or membership adverse selection); the ability to successfully integrate the Prudential HealthCare transaction on a timely basis and in a cost-efficient manner and to achieve projected operating earnings targets for that acquisition (which also is affected by the ability to retain acquired membership and the ability to eliminate duplicative administrative functions and integrate management information systems); adverse government regulation (including legislative proposals to eliminate or reduce ERISA pre-emption of state laws that would increase potential litigation exposure, other proposals that would increase potential litigation exposure or proposals that would mandate coverage of certain health benefits); and the outcome of litigation and regulatory matters, including numerous purported health care actions and ongoing reviews of business practices by various regulatory agencies. For further discussion of important risk factors that may materially affect management's estimates, Aetna's results and the forward-looking statements herein, please see the risk factors contained in Aetna's Securities and Exchange Commission filings, which risk factors are incorporated herein by reference. You also should read those filings, particularly Aetna's 1999 Report on Form 10-K and Report on Form 10-Q for the period ended March 31, 2000 filed with the SEC, for a discussion of Aetna's results of operations and financial condition.